                                                                [CITIGROUP LOGO]

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT

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                                                                     Page Number
                                                                     -----------

CITIGROUP CONSOLIDATED
  Financial Summary                                                        1
  Segment Net Revenues                                                     2
  Segment Core Income                                                      3

SEGMENT DETAIL
  GLOBAL CONSUMER:
     BANKING/LENDING
     Citibanking North America                                             4
     Mortgage Banking                                                      5
     North America Cards                                                   6
     CitiFinancial                                                         7
     INSURANCE
     Travelers Life and Annuity                                            8
     Primerica Financial Services                                          9
     Personal Lines                                                       10
     INTERNATIONAL
     Western Europe                                                       11
     Japan                                                                12
     Asia                                                                 13
     Latin America                                                        14
     Central & Eastern Europe. Middle East & Africa                       15
     Other Consumer                                                       16
  GLOBAL CORPORATES AND INSTITUTIONS:
     Corporate and Investment Bank                                        17
     Emerging Markets Corporate Banking and Global Transaction Services   18
     Commercial Lines                                                     19
  GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
     Citigroup Asset Management                                           20
     The Citigroup Private Bank                                           21
  INVESTMENT ACTIVITIES                                                   22

CITIGROUP SUPPLEMENTAL DETAIL
  Global Cards                                                            23
  Global Corporates and Institutions -- Supplemental Product              24
    and Regional Results
  Citigroup Emerging Markets -- Excluding Investment Activities           25
  Global Wealth Management                                                26

--------------------------------------------------------------------------------

                         CITIGROUP -- FINANCIAL SUMMARY
               (In millions of dollars, except per share amounts)

CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 100 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 120 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.


                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
CORE INCOME                           $ 2,723  $ 2,820  $ 2,804  $ 2,998  $ 3,939  $ 3,341  $ 3,529  $ 3,331
Restructuring and Merger-Related
  Items                                    52      (29)     (15)      17      (83)      (2)     (45)    (491)
Cumulative Effect of Accounting
  Changes                                (127)       -        -        -        -        -        -        -
                                      -------  -------  -------  -------  -------  -------  -------  -------
NET INCOME                            $ 2,648  $ 2,791  $ 2,789  $ 3,015  $ 3,856  $ 3,339  $ 3,484  $ 2,840
                                      =======  =======  =======  =======  =======  =======  =======  =======
BASIC EARNINGS PER SHARE:
CORE INCOME                           $  0.54  $  0.56  $  0.56  $  0.60  $  0.79  $  0.67  $  0.70  $  0.66
                                      =======  =======  =======  =======  =======  =======  =======  =======
NET INCOME                            $  0.52  $  0.55  $  0.55  $  0.60  $  0.77  $  0.67  $  0.69  $  0.57
                                      =======  =======  =======  =======  =======  =======  =======  =======
WEIGHTED AVERAGE COMMON SHARES
APPLICABLE TO BASIC EPS               4,987.1  4,977.7  4,976.6  4,975.5  4,975.5  4,977.1  4,978.7  4,976.5
                                      =======  =======  =======  =======  =======  =======  =======  =======
PREFERRED DIVIDENDS - BASIC           $    40  $    38  $    38  $    33  $    30  $    29  $    29  $    28
                                      =======  =======  =======  =======  =======  =======  =======  =======
DILUTED EARNINGS PER SHARE:
CORE INCOME                           $  0.52  $  0.54  $  0.54  $  0.58  $  0.76  $  0.65  $  0.68  $  0.65
                                      =======  =======  =======  =======  =======  =======  =======  =======
NET INCOME                            $  0.51  $  0.54  $  0.54  $  0.58  $  0.75  $  0.65  $  0.67  $  0.55
                                      =======  =======  =======  =======  =======  =======  =======  =======
CORE DILUTED EARNINGS PER SHARE
  EXCLUDING
GOODWILL AMORTIZATION                 $  0.53  $  0.55  $  0.55  $  0.59  $  0.78  $  0.67  $  0.70  $  0.67
                                      =======  =======  =======  =======  =======  =======  =======  =======
ADJUSTED WEIGHTED AVERAGE COMMON
  SHARES
APPLICABLE TO DILUTED EPS             5,123.3  5,137.7  5,123.5  5,126.6  5,115.4  5,121.6  5,134.8  5,116.8
                                      =======  =======  =======  =======  =======  =======  =======  =======
PREFERRED DIVIDENDS - DILUTED         $    37  $    35  $    34  $    33  $    30  $    29  $    29  $    28
                                      =======  =======  =======  =======  =======  =======  =======  =======
COMMON SHARES OUTSTANDING, AT PERIOD
  END                                 5,041.0  5,036.4  5,023.1  5,024.1  5,028.4  5,027.2  5,026.2  5,022.2
                                      =======  =======  =======  =======  =======  =======  =======  =======
TIER 1 CAPITAL RATIO                    8.02%    8.45%    8.68%    8.87%    9.00%    8.03%    7.76%    8.38%
                                      =======  =======  =======  =======  =======  =======  =======  =======
TOTAL CAPITAL RATIO                    10.49%   10.92%   11.14%   11.32%   11.47%   10.34%    9.96%   11.23%
                                      =======  =======  =======  =======  =======  =======  =======  =======
LEVERAGE RATIO                          5.98%    6.16%    6.39%    6.61%    6.60%    5.99%    5.91%    5.97%
                                      =======  =======  =======  =======  =======  =======  =======  =======
TOTAL ASSETS, AT PERIOD END (IN
  BILLIONS)                           $ 769.7  $ 771.6  $ 768.3  $ 795.6  $ 821.0  $ 877.2  $ 896.6  $ 902.2
                                      =======  =======  =======  =======  =======  =======  =======  =======
STOCKHOLDERS' EQUITY, AT PERIOD END
  (IN BILLIONS)                       $  52.4  $  53.7  $  55.4  $  58.3  $  59.9  $  61.4  $  63.7  $  66.2
                                      =======  =======  =======  =======  =======  =======  =======  =======
STOCKHOLDERS' EQUITY AND TRUST
  SECURITIES, AT PERIOD END (IN
  BILLIONS)                           $  57.3  $  58.6  $  60.3  $  63.2  $  64.8  $  66.3  $  68.6  $  71.1
                                      =======  =======  =======  =======  =======  =======  =======  =======
BOOK VALUE PER SHARE, AT PERIOD END   $  9.98  $ 10.25  $ 10.62  $ 11.23  $ 11.57  $ 11.86  $ 12.33  $ 12.84
                                      =======  =======  =======  =======  =======  =======  =======  =======
RETURN ON COMMON EQUITY (NET INCOME)    21.5%    21.7%    20.9%    21.8%    26.7%    22.9%    22.7%    17.9%
                                      =======  =======  =======  =======  =======  =======  =======  =======
RETURN ON COMMON EQUITY (CORE
  INCOME)                               22.1%    21.9%    21.0%    21.6%    27.3%    22.9%    22.9%    21.0%
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
CORE INCOME                                    11%       $11,345  $14,140             25%
Restructuring and Merger-Related
  Items                                                       25     (621)
Cumulative Effect of Accounting
  Changes                                                   (127)       -
                                                         =======  =======

NET INCOME                                     (6%)      $11,243  $13,519             20%
                                                         =======  =======
BASIC EARNINGS PER SHARE:
CORE INCOME                                    10%       $  2.25  $  2.82             25%
                                                         =======  =======
NET INCOME                                     (5%)      $  2.23  $  2.69             21%
                                                         =======  =======
WEIGHTED AVERAGE COMMON SHARES
APPLICABLE TO BASIC EPS                                  4,979.2  4,977.0
                                                         =======  =======
PREFERRED DIVIDENDS - BASIC                              $   149  $   116
                                                         =======  =======
DILUTED EARNINGS PER SHARE:
CORE INCOME                                    12%       $  2.19  $  2.74             25%
                                                         =======  =======
NET INCOME                                     (5%)      $  2.17  $  2.62             21%
                                                         =======  =======
CORE DILUTED EARNINGS PER SHARE
  EXCLUDING
GOODWILL AMORTIZATION                          14%       $  2.23  $  2.82             26%
                                                         =======  =======
ADJUSTED WEIGHTED AVERAGE COMMON
  SHARES
APPLICABLE TO DILUTED EPS                                5,127.8  5,122.2
PREFERRED DIVIDENDS - DILUTED                            $   139  $   116
                                                         =======  =======
COMMON SHARES OUTSTANDING, AT PERIOD
  END                                                    5,024.1  5,022.2
                                                         =======  =======
TIER 1 CAPITAL RATIO                                       8.87%    8.38%
                                                         =======  =======
TOTAL CAPITAL RATIO                                       11.32%   11.23%
                                                         =======  =======
LEVERAGE RATIO                                             6.61%    5.97%
                                                         =======  =======
TOTAL ASSETS, AT PERIOD END (IN
  BILLIONS)                                              $ 795.6  $ 902.2
                                                         =======  =======
STOCKHOLDERS' EQUITY, AT PERIOD END
  (IN BILLIONS)                                          $  58.3  $  66.2
                                                         =======  =======
STOCKHOLDERS' EQUITY AND TRUST
  SECURITIES, AT PERIOD END (IN
  BILLIONS)                                              $  63.2  $  71.1
                                                         =======  =======
BOOK VALUE PER SHARE, AT PERIOD END                      $ 11.23  $ 12.84
                                                         =======  =======
RETURN ON COMMON EQUITY (NET INCOME)                       21.5%    22.4%
                                                         =======  =======
RETURN ON COMMON EQUITY (CORE
  INCOME)                                                  21.7%    23.5%
                                                         =======  =======

                       CITIGROUP -- SEGMENT NET REVENUES
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America          $   519  $   526  $   530  $   545  $   579  $   567  $   567  $   564
   Mortgage Banking                       186      201      217      215      223      226      225      238
   North America Cards                  2,410    2,454    2,439    2,561    2,551    2,557    2,737    2,911
   CitiFinancial                        1,134    1,146    1,156    1,164    1,222    1,269    1,262    1,318
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Banking / Lending           4,249    4,327    4,342    4,485    4,575    4,619    4,791    5,031
INSURANCE
   Travelers Life and Annuity             771      867      869      887    1,010      983      899      999
   Primerica Financial Services           432      443      444      456      472      479      474      490
   Personal Lines                         989    1,012    1,025    1,045    1,034    1,050    1,058    1,088
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Insurance                   2,192    2,322    2,338    2,388    2,516    2,512    2,431    2,577
INTERNATIONAL
   Western Europe                         600      594      608      622      618      600      579      591
   Japan                                  422      441      510      557      593      664      714      816
   Asia                                   432      449      470      496      539      519      521      517
   Latin America                          464      496      499      511      513      466      436      526
   Central & Eastern Europe, Middle
     East and Africa                       71       77      112       91      100      106      110      117
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Emerging Markets Consumer
        Banking                           967    1,022    1,081    1,098    1,152    1,091    1,067    1,160
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total International               1,989    2,057    2,199    2,277    2,363    2,355    2,360    2,567
E-CONSUMER                                 24       23       27       34       31       28       76       35
OTHER                                      91      106       52      199       33      (21)      94       33
                                      -------  -------  -------  -------  -------  -------  -------  -------
TOTAL GLOBAL CONSUMER                   8,545    8,835    8,958    9,383    9,518    9,493    9,752   10,243
                                      -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL CORPORATES AND INSTITUTIONS:
   Corporate Finance                    2,720    2,516    1,997    2,350    3,086    2,820    2,925    2,752
   Private Client                       1,404    1,458    1,466    1,605    1,916    1,690    1,681    1,628
   CitiCapital                            234      245      246      225      275      288      301      302
                                      -------  -------  -------  -------  -------  -------  -------  -------
Corporate and Investment Bank           4,358    4,219    3,709    4,180    5,277    4,798    4,907    4,682
Emerging Markets Corporate Banking
  and Global Transaction Services       1,453    1,404    1,376    1,381    1,600    1,670    1,669    1,720
Commercial Lines                        1,659    1,696    1,718    1,742    1,719    1,788    1,928    2,062
                                      -------  -------  -------  -------  -------  -------  -------  -------
      TOTAL GLOBAL CORPORATES AND
        INSTITUTIONS                    7,470    7,319    6,803    7,303    8,596    8,256    8,504    8,464
                                      -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL INVESTMENT MANAGEMENT &
  PRIVATE BANKING:
Citigroup Asset Management                355      358      371      408      436      479      490      486
The Citigroup Private Bank                274      301      305      332      362      338      337      369
                                      -------  -------  -------  -------  -------  -------  -------  -------
      TOTAL GLOBAL INVESTMENT
        MANAGEMENT &
        PRIVATE BANKING                   629      659      676      740      798      817      827      855
                                      -------  -------  -------  -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES                     153      274      311      343    1,016      387      495      347
CORPORATE / OTHER                          (2)      61       11      (42)     (89)    (159)    (170)    (256)
                                      -------  -------  -------  -------  -------  -------  -------  -------
TOTAL ADJUSTED NET REVENUES           $16,795  $17,148  $16,759  $17,727  $19,839  $18,794  $19,408  $19,653
                                      -------  -------  -------  -------  -------  -------  -------  -------
SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL.
  INVESTMENT ACTIVITIES               $ 2,375  $ 2,465  $ 2,491  $ 2,492  $ 2,838  $ 2,815  $ 2,771  $ 2,897
GLOBAL WEALTH MANAGEMENT              $ 3,334  $ 3,541  $ 3,565  $ 3,829  $ 4,384  $ 4,127  $ 4,039  $ 4,099
GLOBAL CARDS                          $ 2,884  $ 2,924  $ 2,933  $ 3,089  $ 3,112  $ 3,157  $ 3,322  $ 3,515

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                    3%       $ 2,120  $ 2,277              7%
   Mortgage Banking                            11%           819      912             11%
   North America Cards                         14%         9,864   10,756              9%
   CitiFinancial                               13%         4,600    5,071             10%
                                                         -------  -------
      Total Banking / Lending                  12%        17,403   19,016              9%
INSURANCE
   Travelers Life and Annuity                  13%         3,394    3,891             15%
   Primerica Financial Services                 7%         1,775    1,915              8%
   Personal Lines                               4%         4,071    4,230              4%
                                                         -------  -------
      Total Insurance                           8%         9,240   10,036              9%
INTERNATIONAL
   Western Europe                              (5%)        2,424    2,388             (1%)
   Japan                                       46%         1,930    2,787             44%
   Asia                                         4%         1,847    2,096             13%
   Latin America                                3%         1,970    1,941             (1%)
   Central & Eastern Europe, Middle
     East and Africa                           29%           351      433             23%
                                                         -------  -------
      Total Emerging Markets Consumer
        Banking                                 6%         4,168    4,470              7%
                                                         -------  -------
      Total International                      13%         8,522    9,645             13%
E-CONSUMER                                      3%           108      170             57%
OTHER                                         (83%)          448      139            (69%)
                                                         -------  -------
      TOTAL GLOBAL CONSUMER                     9%        35,721   39,006              9%
                                                         -------  -------
GLOBAL CORPORATES AND INSTITUTIONS:
   Corporate Finance                           17%         9,583   11,583             21%
   Private Client                               1%         5,933    6,915             17%
   CitiCapital                                 34%           950    1,166             23%
                                                         -------  -------
Corporate and Investment Bank                  12%        16,466   19,664             19%
Emerging Markets Corporate Banking
  and Global Transaction Services              25%         5,614    6,659             19%
Commercial Lines                               18%         6,815    7,497             10%
                                                         -------  -------
      TOTAL GLOBAL CORPORATES AND
        INSTITUTIONS                           16%        28,895   33,820             17%
                                                         -------  -------
GLOBAL INVESTMENT MANAGEMENT &
  PRIVATE BANKING:
Citigroup Asset Management                     19%         1,492    1,891             27%
The Citigroup Private Bank                     11%         1,212    1,406             16%
                                                         -------  -------
      TOTAL GLOBAL INVESTMENT MANAGEMENT &
        PRIVATE BANKING                        16%         2,704    3,297             22%
                                                         -------  -------
INVESTMENT ACTIVITIES                           1%         1,081    2,245            108%
CORPORATE / OTHER                               NM            28     (674)             NM
                                                         -------  -------
TOTAL ADJUSTED NET REVENUES                    11%       $68,429  $77,694             14%
                                                         -------  -------
SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL.
  INVESTMENT ACTIVITIES                        16%       $ 9,823  $11,321             15%
GLOBAL WEALTH MANAGEMENT                        7%       $14,269  $16,649             17%
GLOBAL CARDS                                   14%       $11,830  $13,106             11%

NM Not meaningful.

Reclassified to conform to the current presentation.

CITIGROUP -- SEGMENT CORE INCOME
  (IN MILLIONS OF DOLLARS)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America          $    76  $    91  $   107  $   106  $   132  $   137  $   138  $   143
   Mortgage Banking                        65       58       65       61       66       71       77       84
   North America Cards                    330      338      362      406      382      390      494      529
   CitiFinancial                          171      185      242      163      179      205      213      213
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Banking / Lending             642      672      776      736      759      803      922      969
INSURANCE
   Travelers Life and Annuity             147      173      168      135      187      202      179      209
   Primerica Financial Services           110      113      114      115      119      125      124      124
   Personal Lines                          83       79       23       95       74       82       68       83
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Insurance                     340      365      305      345      380      409      371      416
INTERNATIONAL
   Western Europe                          50       78       95       89       97       92       95      108
   Japan                                  105      114      136      153      155      178      209      207

   Asia                                    80       84       90       98      141      140      140      132
   Latin America                           47       41       52       82       66       41       32       69
   Central & Eastern Europe, Middle
     East and Africa                        1        4       26        8       15       16       16       14
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Emerging Markets Consumer
        Banking                           128      129      168      188      222      197      188      215
                                      -------  -------  -------  -------  -------  -------  -------  -------
         Total International              283      321      399      430      474      467      492      530
E-CONSUMER                                (23)     (29)     (30)     (35)     (68)     (46)     (43)     (46)
OTHER                                       9       (2)     (20)      64      (39)     (36)      (9)      17
                                      -------  -------  -------  -------  -------  -------  -------  -------
      TOTAL GLOBAL CONSUMER             1,251    1,327    1,430    1,540    1,506    1,597    1,733    1,886
                                      -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL CORPORATES AND INSTITUTIONS:
   Corporate Finance                      676      586      400      599      862      643      618      523
   Private Client                         212      226      216      264      359      254      250      207
   CitiCapital                             47       52       53       34       57        9        9     (146)
                                      -------  -------  -------  -------  -------  -------  -------  -------
Corporate and Investment Bank             935      864      669      897    1,278      906      877      584
Emerging Markets Corporate Banking
  and Global Transaction Services         256      229      256      217      361      371      397      424
Commercial Lines                          196      212      265      211      247      272      317      257
                                      -------  -------  -------  -------  -------  -------  -------  -------
      TOTAL GLOBAL CORPORATES AND
        INSTITUTIONS                    1,387    1,305    1,190    1,325    1,886    1,549    1,591    1,265
                                      -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL INVESTMENT MANAGEMENT &
  PRIVATE BANKING:
Citigroup Asset Management                 81       84       84       78       94       92       95       78
The Citigroup Private Bank                 55       71       70       73       80       79       80       85
                                      -------  -------  -------  -------  -------  -------  -------  -------
TOTAL GLOBAL INVESTMENT MANAGEMENT &
  PRIVATE BANKING                         136      155      154      151      174      171      175      163
                                      -------  -------  -------  -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES                      89      165      194      204      633      234      292      203
CORPORATE / OTHER                        (140)    (132)    (164)    (222)    (260)    (210)    (262)    (186)
                                      -------  -------  -------  -------  -------  -------  -------  -------
TOTAL CORE INCOME                     $ 2,723  $ 2,820  $ 2,804  $ 2,998  $ 3,939  $ 3,341  $ 3,529  $ 3,331
                                      -------  -------  -------  -------  -------  -------  -------  -------
SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL.
  INVESTMENT ACTIVITIES               $   461  $   477  $   534  $   463  $   700  $   630  $   642  $   686
GLOBAL WEALTH MANAGEMENT              $   603  $   680  $   660  $   680  $   882  $   772  $   756  $   717
GLOBAL CARDS                          $   385  $   386  $   422  $   501  $   478  $   516  $   607  $   653

NM Not meaningful

Reclassified to conform to the
  current presentation.

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                   35%       $   380  $   550             45%
   Mortgage Banking                            38%           249      298             20%
   North America Cards                         30%         1,436    1,795             25%
   CitiFinancial                               31%           761      810              6%
                                                         -------  -------
      Total Banking / Lending                  32%         2,826    3,453             22%
INSURANCE
   Travelers Life and Annuity                  55%           623      777             25%
   Primerica Financial Services                 8%           452      492              9%
   Personal Lines                             (13%)          280      307             10%
                                                         -------  -------
      Total Insurance                          21%         1,355    1,576             16%
INTERNATIONAL
   Western Europe                              21%           312      392             26%
   Japan                                       35%           508      749             47%

   Asia                                        35%           352      553             57%
   Latin America                              (16%)          222      208             (6%)
   Central & Eastern Europe, Middle
     East and Africa                           75%            39       61             56%
                                                         -------  -------
      Total Emerging Markets Consumer
        Banking                                14%           613      822             34%
                                                         -------  -------
         Total International                   23%         1,433    1,963             37%
E-CONSUMER                                    (31%)         (117)    (203)           (74%)
OTHER                                         (73%)           51      (67)             NM
                                                         -------  -------
      TOTAL GLOBAL CONSUMER                    22%         5,548    6,722             21%
                                                         -------  -------
GLOBAL CORPORATES AND INSTITUTIONS:
   Corporate Finance                          (13%)        2,261    2,646             17%
   Private Client                             (22%)          918    1,070             17%
   CitiCapital                                  NM           186      (71)          (138%)
                                                         -------  -------
Corporate and Investment Bank                 (35%)        3,365    3,645              8%
Emerging Markets Corporate Banking
  and Global Transaction Services              95%           958    1,553             62%
Commercial Lines                               22%           884    1,093             24%
                                                         -------  -------
      TOTAL GLOBAL CORPORATES AND
        INSTITUTIONS                           (5%)        5,207    6,291             21%
                                                         -------  -------
GLOBAL INVESTMENT MANAGEMENT &
  PRIVATE BANKING:
Citigroup Asset Management                      -            327      359             10%
The Citigroup Private Bank                     16%           269      324             20%
                                                         -------  -------
TOTAL GLOBAL INVESTMENT MANAGEMENT &
  PRIVATE BANKING                               8%           596      683             15%
                                                         -------  -------
INVESTMENT ACTIVITIES                           -            652    1,362            109%
CORPORATE / OTHER                              16%          (658)    (918)           (40%)
                                                         -------  -------
TOTAL CORE INCOME                              11%       $11,345  $14,140             25%
                                                         -------  -------
SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL.
  INVESTMENT ACTIVITIES                        48%       $ 1,935  $ 2,658             37%
GLOBAL WEALTH MANAGEMENT                        5%       $ 2,623  $ 3,127             19%
GLOBAL CARDS                                   30%       $ 1,694  $ 2,254             33%

NM Not meaningful

Reclassified to conform to the
  current presentation.

GLOBAL CONSUMER - BANKING/LENDING
CITIBANKING NORTH AMERICA
(in millions of dollars)


                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $   519  $   526  $   530  $   545  $   579  $   567  $   567  $   564
Adjusted Operating Expenses               366      354      336      347      348      331      328      328
Provision for Loan Losses                  23       15       11       15        9        7        7        6
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                  130      157      183      183      222      229      232      230
Income Taxes                               54       66       76       77       90       92       94       87
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $    76  $    91  $   107  $   106  $   132  $   137  $   138  $   143
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    10  $     9  $     9  $     9  $     9  $     9  $     9  $     9
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        3.08%    4.06%    4.72%    4.67%    5.90%    6.12%    6.10%    6.32%
                                      =======  =======  =======  =======  =======  =======  =======  =======

Average Loans (in billions of
  dollars)                            $   7.5  $   7.4  $   7.3  $   7.1  $   7.0  $   7.0  $   7.0  $   7.0
Average Customer Deposits (in
  billions of dollars)                $  41.6  $  42.3  $  42.3  $  42.4  $  43.6  $  44.3  $  44.8  $  46.0
EOP Accounts (in millions)                5.9      6.0      6.2      6.3      6.3      6.4      6.5      6.7

Non-Interest Revenue as % of Total
  Revenues                              25.9%    26.3%    25.1%    26.5%    27.2%    26.6%    26.7%    25.0%

Net Credit Loss Ratio (1)               1.31%    1.23%    1.06%    1.27%    1.00%    0.88%    0.86%    0.90%

Proprietary Mutual Funds / UIT        $   186  $   180  $   126  $   232  $   373  $   124  $   280  $   280
Proprietary Money Market Funds            441      394      470      584    1,015      679      748      690
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Proprietary Funds                   627      574      596      816    1,388      803    1,028      970
Third Party Funds                         659      715      540      608      947      599      426      346
                                      -------  -------  -------  -------  -------  -------  -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                $ 1,286  $ 1,289  $ 1,136  $ 1,424  $ 2,335  $ 1,402  $ 1,454  $ 1,316
                                      =======  =======  =======  =======  =======  =======  =======  =======
Variable Annuity Premiums & Deposits
  (in millions of dollars)            $   127  $   210  $   169  $   233  $   270  $   330  $   385  $   381
Branches                                  380      372      373      371      371      367      367      367
ATM-only locations                        739      462      158      306      114      111      109      108
Proprietary ATMs                        2,838    2,477    2,151    2,295    2,092    2,086    2,080    2,080

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                       3%       $ 2,120  $ 2,277              7%
Adjusted Operating Expenses                    (5%)        1,403    1,335             (5%)
Provision for Loan Losses                     (60%)           64       29            (55%)
                                                         -------  -------
Core Income Before Taxes                       26%           653      913             40%
Income Taxes                                   13%           273      363             33%
                                                         -------  -------
Core Income                                    35%       $   380  $   550             45%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                       -       $     9  $     9               -
                                                         =======  =======
Return on Assets                                           4.22%    6.11%
                                                         =======  =======
Average Loans (in billions of
  dollars)                                     (1%)      $   7.3  $   7.0             (4%)
Average Customer Deposits (in
  billions of dollars)                          8%       $  42.2  $  44.7              6%
EOP Accounts (in millions)                      6%
Non-Interest Revenue as % of Total
  Revenues                                                 25.9%    26.4%
Net Credit Loss Ratio (1)
Proprietary Mutual Funds / UIT                 21%       $   724  $ 1,057             46%
Proprietary Money Market Funds                 18%         1,889    3,132             66%
                                                         -------  -------
Total Proprietary Funds                        19%         2,613    4,189             60%
Third Party Funds                             (43%)        2,522    2,318             (8%)
                                                         -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                         (8%)      $ 5,135  $ 6,507             27%
                                                         =======  =======
Variable Annuity Premiums & Deposits
  (in millions of dollars)                     64%       $   739  $ 1,366             85%
Branches                                       (1%)
ATM-only locations                            (65%)
Proprietary ATMs                               (9%)

(1) The 4Q00 net credit loss ratio includes a 10 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current presentation.

GLOBAL CONSUMER - BANKING/LENDING
  MORTGAGE BANKING (1)
  (IN MILLIONS OF DOLLARS)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $   186  $   201  $   217  $   215  $   223  $   226  $   225  $   238
Adjusted Operating Expenses                67       90       99       98       99      102       92      101
Provision for Loan Losses                   6        8        4        9        9       (1)       1       (7)
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes and
  Minority Interest                       113      103      114      108      115      125      132      144
Income Taxes                               43       40       45       42       44       48       49       55
Minority Interest, Net of Tax               5        5        4        5        5        6        6        5
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $    65  $    58  $    65  $    61  $    66  $    71  $    77  $    84
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    29  $    30  $    30  $    32  $    34  $    37  $    42  $    45
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        0.91%    0.78%    0.86%    0.76%    0.78%    0.77%    0.73%    0.74%
                                      =======  =======  =======  =======  =======  =======  =======  =======
EOP ACCOUNTS OWNED AND SERVICED
(IN MILLIONS):
Student Loans                             2.2      2.3      2.5      2.7      2.8      3.0      3.3      3.5
Mortgages                                 0.6      0.7      0.7      1.2      0.7      0.9      0.9      0.9
Consumer Finance                          0.1      0.1      0.1      0.1      0.1      0.1      0.1      0.1
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                                 2.9      3.1      3.3      4.0      3.6      4.0      4.3      4.5
                                      =======  =======  =======  =======  =======  =======  =======  =======
TOTAL OWNED AND SERVICED AVERAGE
  LOANS (IN BILLIONS OF DOLLARS):
Mortgages (2)                         $  17.5  $  18.1  $  18.3  $  18.8  $  20.1  $  21.6  $  23.7  $  25.8
Student Loans                             9.2      9.2      9.3     10.6     11.6     12.3     14.2     15.3
Consumer Finance                          1.0      1.1      0.6      0.4      0.4      0.5      0.7      0.9
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Average Loans - On Balance Sheet       27.7     28.4     28.2     29.8     32.1     34.4     38.6     42.0
Other Serviced Loans                     40.5     46.4     51.0     52.5     54.1     59.9     61.8     62.6
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  68.2  $  74.8  $  79.2  $  82.3  $  86.2  $  94.3  $ 100.4  $ 104.6
                                      =======  =======  =======  =======  =======  =======  =======  =======
Mortgage Originations (in billions
  of dollars)                         $   4.0  $   5.1  $   4.9  $   5.0  $   3.7  $   5.1  $   6.2  $   5.5
Student Loan Originations             $   0.7  $   0.3  $   0.7  $   0.6  $   1.0  $   0.7  $   1.4  $   1.3
Consumer Finance Originations         $   0.2  $   0.3  $   0.2  $   0.2  $   0.2  $   0.3  $   0.3  $   0.3

Net Credit Loss Ratio (3)               0.21%    0.20%    0.15%    0.18%    0.19%    0.08%    0.09%    0.27%

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                      11%       $   819  $   912             11%
Adjusted Operating Expenses                     3%           354      394             11%
Provision for Loan Losses                       NM            27        2              NM
                                                         -------  -------
Core Income Before Taxes and
  Minority Interest                            33%           438      516             18%
Income Taxes                                   31%           170      196             15%
Minority Interest, Net of Tax                    -            19       22             16%
                                                         -------  -------
Core Income                                    38%       $   249  $   298             20%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     41%       $    30  $    40             33%
                                                         =======  =======
Return on Assets                                           0.83%    0.75%
                                                         =======  =======
EOP ACCOUNTS OWNED AND SERVICED
(IN MILLIONS):
Student Loans                                  30%
Mortgages                                     (25%)
Consumer Finance                                 -
    Total                                      13%
TOTAL OWNED AND SERVICED AVERAGE
  LOANS (IN BILLIONS OF DOLLARS):
Mortgages (2)                                  37%       $  18.2  $  22.8             25%
Student Loans                                  44%           9.6     13.4             40%
Consumer Finance                              125%           0.8      0.6            (25%)
                                                         -------  -------
  Average Loans - On Balance Sheet             41%          28.6     36.8             29%
Other Serviced Loans                           19%          47.6     59.6             25%
                                                         -------  -------
    Total                                      27%       $  76.2  $  96.4             27%
                                                         =======  =======
Mortgage Originations (in billions
  of dollars)                                  10%       $  19.0  $  20.5              8%
Student Loan Originations                     117%       $   2.3  $   4.4             91%
Consumer Finance Originations                  50%       $   0.9  $   1.1             22%
Net Credit Loss Ratio (3)

(1) Includes Student Loans.
(2) Includes loans held for sale.
(3) The 4Q00 net credit loss ratio includes a 16 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current presentation.

                       GLOBAL CONSUMER - BANKING/LENDING
                            NORTH AMERICA CARDS (1)
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Adjusted Revenues, Net of Interest
  Expense                             $ 2,410  $ 2,454  $ 2,439  $ 2,561  $ 2,551  $ 2,557  $ 2,737  $ 2,911
Adjusted Operating Expenses               887      905      889      926      954      972    1,002    1,014
Adjusted Provision for Loan Losses
  (2)                                     999    1,013      975      992      990      961      957    1,065
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                  524      536      575      643      607      624      778      832
Income Taxes                              194      198      213      237      225      234      284      303
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $   330  $   338  $   362  $   406  $   382  $   390  $   494  $   529
                                      =======  =======  =======  =======  =======  =======  =======  =======
Managed Average Assets (in billions
  of dollars)                         $    84  $    86  $    86  $    87  $    90  $    94  $   101  $   106
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Managed Assets                1.59%    1.58%    1.67%    1.85%    1.71%    1.67%    1.95%    1.99%
                                      =======  =======  =======  =======  =======  =======  =======  =======
N.A. CARDS DATA :(3)
(in billions of dollars)

Net Interest Revenue (in millions of
  dollars) (4)                        $ 1,906  $ 1,861  $ 1,885  $ 1,922  $ 1,956  $ 1,899  $ 2,055  $ 2,198
% of Average Managed Loans             10.03%    9.41%    9.32%    9.41%    9.29%    8.66%    8.62%    8.83%

Risk Adjusted Revenue (in millions
  of dollars) (5)                     $ 1,345  $ 1,372  $ 1,399  $ 1,500  $ 1,471  $ 1,516  $ 1,701  $ 1,769
% of Average Managed Loans              7.07%    6.94%    6.92%    7.35%    6.99%    6.91%    7.14%    7.11%

Adjusted Operating Expenses as % of
  Average Managed Loans                 4.29%    4.22%    4.05%    4.22%    4.18%    4.13%    3.92%    3.77%

End of Period Managed Receivables     $  79.1  $  80.6  $  81.4  $  85.6  $  86.1  $  92.3  $  97.7  $ 103.2

Total EOP Open Accounts (in
  millions)                              69.8     70.1     73.3     76.7     78.5     83.9     89.4     90.8
Total Sales                           $  41.1  $  45.5  $  46.5  $  50.0  $  48.4  $  55.3  $  55.2  $  56.8

END OF PERIOD LOANS:
  On Balance Sheet                    $  25.7  $  25.3  $  25.0  $  27.4  $  27.9  $  33.5  $  37.9  $  37.0
  Securitized                            50.0     51.4     52.5     55.6     54.5     51.6     53.3     57.2
  Held for Sale                           2.9      3.5      3.4      2.1      3.4      6.5      5.8      8.1
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  78.6  $  80.2  $  80.9  $  85.1  $  85.8  $  91.6  $  97.0  $ 102.3
                                      =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE LOANS:
  On Balance Sheet                    $  26.6  $  26.3  $  25.0  $  25.2  $  26.9  $  32.1  $  36.9  $  36.9
  Securitized                            47.6     50.1     51.9     53.0     54.7     51.7     51.1     55.4
  Held for Sale                           2.9      2.9      3.3      2.8      3.1      4.4      6.8      6.7
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  77.1  $  79.3  $  80.2  $  81.0  $  84.7  $  88.2  $  94.8  $  99.0
                                      =======  =======  =======  =======  =======  =======  =======  =======

NET CREDIT LOSSES (IN MILLIONS OF
  DOLLARS):
  On Balance Sheet                    $   315  $   355  $   328  $   324  $   328  $   347  $   362  $   398
  Securitized                             628      610      589      625      631      561      524      592
  Held for Sale                            32       29       38       30       21       40       56       61
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $   975  $   994  $   955  $   979  $   980  $   948  $   942  $ 1,051
                                      =======  =======  =======  =======  =======  =======  =======  =======

Coincident Net Credit Loss Ratio        5.13%    5.03%    4.72%    4.80%    4.65%    4.32%    3.95%    4.22%

12 Month Lagged Net Credit Loss
  Ratio                                 7.24%    5.84%    5.43%    5.27%    5.11%    4.81%    4.67%    5.16%





                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Adjusted Revenues, Net of Interest
  Expense                                      14%       $ 9,864  $10,756              9%
Adjusted Operating Expenses                    10%         3,607    3,942              9%
Adjusted Provision for Loan Losses
  (2)                                           7%         3,979    3,973               -
                                                         -------  -------
Core Income Before Taxes                       29%         2,278    2,841             25%
Income Taxes                                   28%           842    1,046             24%
                                                         -------  -------
Core Income                                    30%       $ 1,436  $ 1,795             25%
                                                         =======  =======
Managed Average Assets (in billions
  of dollars)                                  22%       $    86  $    98             14%
                                                         =======  =======
Return on Managed Assets                                   1.67%    1.83%
                                                         =======  =======
N.A. CARDS DATA :(3)
(in billions of dollars)
Net Interest Revenue (in millions of
  dollars) (4)                                 14%       $ 7,574  $ 8,108              7%
% of Average Managed Loans                                 9.53%    8.84%
Risk Adjusted Revenue (in millions
  of dollars) (5)                              18%       $ 5,616  $ 6,457             15%
% of Average Managed Loans                                 7.06%    7.04%
Adjusted Operating Expenses as % of
  Average Managed Loans                                    4.20%    3.99%
End of Period Managed Receivables              21%
Total EOP Open Accounts (in
  millions)                                    18%
Total Sales                                    14%       $ 183.1  $ 215.7             18%
END OF PERIOD LOANS:
  On Balance Sheet                             35%
  Securitized                                   3%
  Held for Sale                               286%
    Total                                      20%
AVERAGE LOANS:
  On Balance Sheet                             46%       $  25.8     33.2             29%
  Securitized                                   5%          50.7     53.2              5%
  Held for Sale                               139%           3.0      5.3             77%
                                                         -------  -------
    Total                                      22%       $  79.5  $  91.7             15%
                                                         =======  =======
NET CREDIT LOSSES (IN MILLIONS OF
  DOLLARS):
  On Balance Sheet                             23%       $ 1,322  $ 1,435              9%
  Securitized                                  (5%)        2,452    2,308             (6%)
  Held for Sale                               103%           129      178             38%
                                                         -------  -------
    Total                                       7%       $ 3,903  $ 3,921               -
                                                         =======  =======
Coincident Net Credit Loss Ratio
12 Month Lagged Net Credit Loss
  Ratio

(1) Includes N.A. Bankcards, Associates Cards and Diners Club.

(2) On a managed basis.

(3) Excludes Diners Club

(4) Includes delinquency and other risk-based charges.

(5) Risk Adjusted Revenue is adjusted revenues less net credit losses.

Reclassified to conform to the current presentation.

GLOBAL CONSUMER - BANKING/LENDING
  CITIFINANCIAL
  (In millions of dollars)

                                        1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q
                                       1999       1999       1999       1999       2000       2000       2000       2000
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Revenues, Net of Interest
  Expense*                          $   1,134  $   1,146  $   1,156  $   1,164  $   1,222  $   1,269  $   1,262  $   1,318
Adjusted Operating Expenses               499        485        453        543        536        571        568        581
Provision for Benefits, Claims,
  and Credit Losses                       362        367        322        363        404        373        362        407
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Core Income Before Taxes                  273        294        381        258        282        325        332        330
Income Taxes                              102        109        139         95        103        120        119        117
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Core Income                         $     171  $     185  $     242  $     163  $     179  $     205  $     213  $     213
                                    =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions of
  dollars)                          $      47  $      48  $      48  $      50  $      51  $      55  $      58  $      61
                                    =========  =========  =========  =========  =========  =========  =========  =========
Return on Assets                        1.48%      1.55%      2.00%      1.29%      1.41%      1.50%      1.46%      1.39%
                                    =========  =========  =========  =========  =========  =========  =========  =========
NET RECEIVABLES (in billions
  of dollars):
----------------------------
  Real estate-secured loans (1)     $    28.7  $    29.6  $    31.2  $    32.7  $    33.7  $    35.5  $    36.7  $    38.1
  Personal loans (2)                      9.8       10.0       10.0       10.0        9.8        9.7        9.7        9.9
  Auto                                    1.6        1.7        1.8        2.5        3.0        3.8        4.2        4.6
  Sales finance and other                 3.5        3.1        2.9        2.9        2.8        2.6        2.6        2.7
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                           $    43.6  $    44.4  $    45.9  $    48.1  $    49.3  $    51.6  $    53.2  $    55.3
                                    =========  =========  =========  =========  =========  =========  =========  =========
Number of offices                       3,317      3,174      3,005      2,876      2,767      2,738      2,699      2,720

Average yield (3)                      14.54%     14.41%     14.28%     14.05%     14.26%     14.16%     14.11%     14.03%
Average net interest margin (3)         8.64%      8.49%      8.29%      7.94%      8.21%      7.84%      7.61%      7.55%
Net credit loss ratio (3)               2.76%      2.57%      2.50%      2.78%      2.92%      2.49%      2.33%      2.57%

(1)Includes fully secured
   $.M.A.R.T. receivables, as
   follows:                         $ 2,817.6  $ 3,117.4  $ 3,415.7  $ 3,766.0  $ 4,106.1  $ 4,415.7  $ 4,695.7  $ 5,170.3
(2)Includes $.A.F.E. and partially
   secured $.M.A.R.T. receivables,
   as follows:                      $   337.9  $   334.2  $   331.2  $   329.6  $   319.1  $   315.7  $   311.6  $   309.3
(3) Includes loans held for sale

                                       4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                    4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                       (DECREASE)       1999     2000         (DECREASE)
                                    -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense*                                   13%       $ 4,600  $ 5,071             10%
Adjusted Operating Expenses                   7%         1,980    2,256             14%
Provision for Benefits, Claims,
  and Credit Losses                          12%         1,414    1,546              9%
                                                       -------  -------
Core Income Before Taxes                     28%         1,206    1,269              5%
Income Taxes                                 23%           445      459              3%
                                                       -------  -------
Core Income                                  31%       $   761  $   810              6%
                                                       =======  =======
Average Assets (in billions of
  dollars)                                   22%       $    48  $    56             17%
                                                       =======  =======
Return on Assets                                          1.59%    1.45%
                                                       =======  =======
NET RECEIVABLES (in billions of dollars):
  Real estate-secured loans (1)              17%
  Personal loans (2)                         (1%)
  Auto                                       84%
  Sales finance and other                    (7%)

    Total                                    15%

Number of offices                            (5%)
Average yield (3)                                        14.32%   14.14%
Average net interest margin (3)                           8.33%    7.79%
Net credit loss ratio (3)                                 2.66%    2.57%
(1)Includes fully secured
   $.M.A.R.T. receivables, as
   follows:                                  37%
(2)Includes $.A.F.E. and partially
   secured $.M.A.R.T. receivables,
   as follows:                               (6%)
(3) Includes loans held for sale

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
  TRAVELERS LIFE AND ANNUITY
  (In millions of dollars)

                                        1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q
                                       1999       1999       1999       1999       2000       2000       2000       2000
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Revenues, Net of Interest
  Expense*                           $     771  $     867  $     869  $     887  $   1,010  $     983  $     899  $     999
Total Operating Expenses                   107        110        107        127        126         97        103         83
Provision for Benefits and Claims          442        494        509        552        603        586        531        605
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Core Income Before Taxes                   222        263        253        208        281        300        265        311
Income Taxes                                75         90         85         73         94         98         86        102
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Core Income                          $     147  $     173  $     168  $     135  $     187  $     202  $     179  $     209
                                     =========  =========  =========  =========  =========  =========  =========  =========
PRE-TAX CONTRIBUTION BY SOURCE:
-------------------------------
Individual annuities                 $      89  $     106  $      93  $      86  $     108  $     118  $     117  $     122
Group annuities                             60         77         77         65         92        114         91        123
Life and long term care insurance           40         51         44         40         60         55         40         46
Other (includes run-off and return
  on excess capital)                        33         29         39         17         21         13         17         20
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                            $     222  $     263  $     253  $     208  $     281  $     300  $     265  $     311
                                     =========  =========  =========  =========  =========  =========  =========  =========
INDIVIDUAL ANNUITIES:
---------------------
Net written premiums & deposits:
  Fixed                              $   194.2  $   249.7  $   271.0  $   292.6  $   293.5  $   302.6  $   320.3  $   350.0
  Variable                               975.7    1,048.3    1,089.8    1,151.3    1,245.0    1,258.5    1,273.6    1,247.7
  Individual Payout                       20.6       15.9       20.9       21.4       20.5       21.7       20.6       17.0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                            $ 1,190.5  $ 1,313.9  $ 1,381.7  $ 1,465.3  $ 1,559.0  $ 1,582.8  $ 1,614.5  $ 1,614.7
                                     =========  =========  =========  =========  =========  =========  =========  =========
Policyholder account balances &
  benefit reserves: (1)
  Fixed                              $ 7,839.3  $ 7,874.2  $ 7,958.5  $ 7,993.6  $ 7,911.3  $ 7,904.0  $ 7,939.8  $ 8,050.0
  Variable                            14,172.9   15,770.8   15,897.0   19,310.6   21,072.7   21,013.2   21,678.1   20,704.0
  Individual Payout                      599.6      604.4      611.8      617.3      619.6      626.2      630.0      630.3
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                            $22,611.8  $24,249.4  $24,467.3  $27,921.5  $29,603.6  $29,543.4  $30,247.9  $29,384.3
                                     =========  =========  =========  =========  =========  =========  =========  =========
GROUP ANNUITIES:
----------------
Net written premiums & deposits (2)  $ 1,859.6  $ 1,609.2  $ 1,212.3  $   937.5  $ 1,456.9  $ 1,439.1  $ 1,481.8  $ 1,149.9
Policyholder account balances &
  benefit reserves: (1)
  GICs and other investment
    contracts                        $ 9,766.4  $10,982.9  $10,917.7  $10,753.8  $11,087.0  $11,204.2  $11,966.9  $12,598.6
  Payout group annuities               4,175.1    4,236.9    4,284.9    4,362.7    4,514.9    4,624.0    4,713.8    4,861.5
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                            $13,941.5  $15,219.8  $15,202.6  $15,116.5  $15,601.9  $15,828.2  $16,680.7  $17,460.1
                                     =========  =========  =========  =========  =========  =========  =========  =========
INDIVIDUAL LIFE INSURANCE:
--------------------------
Net written premiums and deposits:
  Direct periodic premiums and
    deposits                         $    84.5  $    86.7  $    88.3  $   149.2  $   116.7  $   113.4  $   135.8  $   144.7
  Single premium deposits                 16.2       20.8       17.2       30.0       18.3       21.0       22.3       37.6
  Reinsurance                            (16.8)     (17.8)     (17.9)     (18.5)     (19.1)     (20.3)     (21.4)     (23.0)
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                            $    83.9  $    89.7  $    87.6  $   160.7  $   115.9  $   114.1  $   136.7  $   159.3
                                     =========  =========  =========  =========  =========  =========  =========  =========
Policyholder account balances &
  benefit reserves                   $ 2,468.3  $ 2,511.0  $ 2,535.3  $ 2,682.0  $ 2,755.3  $ 2,801.9  $ 2,911.0  $ 2,983.3

Life insurance in force (in
  billions, face amt.)               $    56.6  $    57.7  $    58.4  $    60.6  $    61.7  $    63.2  $    65.2  $    66.9

Life insurance issued (in billions,
  face amt.)                         $     2.5  $     2.4  $     2.0  $     3.8  $     2.7  $     3.0  $     3.1  $     2.9

ALL BUSINESSES:
---------------
Net investment income (pretax)       $   525.4  $   578.8  $   593.2  $   579.1  $   594.9  $   639.1  $   609.1  $   655.9
Interest credited to
  contractholders                    $   225.7  $   230.9  $   239.0  $   241.4  $   244.7  $   248.7  $   266.7  $   290.4

STATUTORY DATA:
---------------
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus      $ 4,955.9  $ 4,976.9  $ 5,010.2  $ 5,027.3  $ 5,011.2  $ 4,977.4  $ 5,355.1  $ 5,123.4
  Surplus to liabilities ratio           19.8%      19.5%      20.2%      21.2%      20.5%      20.3%      21.3%      20.2%

                                        4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                     4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                        (DECREASE)       1999     2000         (DECREASE)
                                     -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense*                                    13%       $ 3,394  $ 3,891             15%
Total Operating Expenses                     (35%)          451      409             (9%)
Provision for Benefits and Claims             10%         1,997    2,325             16%
                                                        -------  -------
Core Income Before Taxes                      50%           946    1,157             22%
Income Taxes                                  40%           323      380             18%
                                                        -------  -------
Core Income                                   55%       $   623  $   777             25%
                                                        =======  =======
PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                          42%       $   374  $   465             24%
Group annuities                               89%           279      420             51%
Life and long term care insurance             15%           175      201             15%
Other (includes run-off and return
  on excess capital)                          18%           118       71            (40%)
                                                        -------  -------
    Total                                     50%       $   946  $ 1,157             22%
                                                        =======  =======
INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
  Fixed                                       20%      $1,007.5 $1,266.4             26%
  Variable                                     8%       4,265.1  5,024.8             18%
  Individual Payout                          (21%)         78.8     79.8              1%
                                                        -------  -------
    Total                                     10%      $5,351.4 $6,371.0             19%
                                                        =======  =======
Policyholder account balances &
  benefit reserves: (1)
  Fixed                                        1%
  Variable                                     7%
  Individual Payout                            2%

    Total                                      5%

GROUP ANNUITIES:
Net written premiums & deposits (2)           23%      $5,618.6 $5,527.7             (2%)
Policyholder account balances &
  benefit reserves: (1)
  GICs and other investment
    contracts                                 17%
  Payout group annuities                      11%

    Total                                     16%

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
  Direct periodic premiums and
    deposits                                  (3%)      $ 408.7  $ 510.6             25%
  Single premium deposits                     25%          84.2     99.2             18%
  Reinsurance                                 24%         (71.0)   (83.8)            18%
                                                        -------  -------
    Total                                     (1%)      $ 421.9  $ 526.0             25%
                                                        =======  =======
Policyholder account balances &
  benefit reserves                            11%
Life insurance in force (in
  billions, face amt.)                        10%
Life insurance issued (in billions,
  face amt.)                                 (24%)     $   10.7 $   11.7              9%
ALL BUSINESSES:
Net investment income (pretax)                13%      $2,276.5 $2,499.0             10%
Interest credited to
  contractholders                             20%       $ 937.0 $ 1,050.5            12%
STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus                2%
  Surplus to liabilities ratio

(1) Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $24.0, $45.0 and $251.0 in the first, second and fourth quarters of 2000 and $23.2, $416.0, $70.0 and $71.0 in the 1999 first, second, third and fourth quarters, related to Travelers plans previously managed externally.

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
  PRIMERICA FINANCIAL SERVICES
  (In millions of dollars)

                                        1Q       2Q       3Q       4Q        1Q        2Q       3Q       4Q
                                       1999     1999     1999     1999      2000      2000     2000     2000
                                      -------  -------  -------  -------  --------  --------  -------  -------
Total Revenues, Net of Interest
  Expense*                            $   432  $   443  $   444  $   456  $    472  $    479  $   474  $   490
Total Operating Expenses                  142      146      146      152       162       159      177      161
Provision for Benefits and Claims         120      121      121      125       125       126      106      139
                                      -------  -------  -------  -------  --------  --------  -------  -------
Core Income Before Taxes                  170      176      177      179       185       194      191      190
Income Taxes                               60       63       63       64        66        69       67       66
                                      -------  -------  -------  -------  --------  --------  -------  -------
Core Income                           $   110  $   113  $   114  $   115  $    119  $    125  $   124  $   124
                                      =======  =======  =======  =======  ========  ========  =======  =======
LIFE INSURANCE
--------------
  Face value (in billions) of:
  Life insurance issued               $  13.6  $  15.5  $  12.4  $  14.7  $   15.0  $   18.5  $  16.8  $  17.1
  Life insurance in force             $ 386.3  $ 391.7  $ 392.8  $ 394.9  $  397.8  $  403.6  $ 408.4  $ 412.7

Annualized issued premiums            $  42.4  $  48.4  $  39.3  $  43.4  $   44.1  $   54.1  $  49.5  $  50.0
Direct premiums                       $ 315.2  $ 321.0  $ 320.5  $ 322.9  $  324.5  $  330.9  $ 333.3  $ 337.6
Earned premiums                       $ 267.1  $ 268.6  $ 264.8  $ 270.8  $  270.6  $  277.4  $ 275.0  $ 282.6
OTHER PRODUCTS
--------------
  Mutual fund sales at NAV:
  Proprietary                         $ 407.7  $ 453.1  $ 393.7  $ 389.3  $  465.0  $  468.7  $ 448.5  $ 428.9
  Other funds                           233.5    277.3    257.6    307.6     497.1     552.5    397.8    368.5
                                      -------  -------  -------  -------  --------  --------  -------  -------
  Total U.S. mutual fund sales          641.2    730.4    651.3    696.9     962.1   1,021.2    846.3    797.4
Mutual fund sales - Canada              143.2     76.2     86.2     98.2     228.8     128.1    117.4    119.0
                                      -------  -------  -------  -------  --------  --------  -------  -------
  Total mutual fund sales             $ 784.4  $ 806.6  $ 737.5  $ 795.1  $1,190.9  $1,149.3  $ 963.7  $ 916.4
                                      =======  =======  =======  =======  ========  ========  =======  =======

Cash advanced on $.M.A.R.T. and
  $.A.F.E. loans (1)                  $ 419.2  $ 492.7  $ 488.3  $ 519.8  $  492.0  $  475.6  $ 457.2  $ 667.5

Variable annuity net written
  premiums and deposits               $ 223.4  $ 278.6  $ 247.6  $ 240.5  $  249.9  $  248.0  $ 270.6  $ 288.2

AGENTS LICENSED FOR:
--------------------
  Life insurance                       79,738   79,251   77,259   79,809    79,818    82,288   85,183   86,900
  Mutual funds                         27,129   27,053   26,873   24,566    25,570    25,968   27,300   27,961
  $.M.A.R.T. / $.A.F.E. loans         129,556  118,762  108,377   95,816    93,055    99,481  105,640  116,491
  Variable annuities                   13,816   14,497   16,042   16,424    16,453    16,692   17,281   17,777
  Long term care                            -        -    3,419    6,540     8,010     7,785    9,612   10,134
  Home & auto insurance                15,102   14,734   15,425   14,284    13,238    13,038   12,194   11,647

Financial Needs Analyses submitted    142,451  122,958  111,136  113,748   110,900   109,451  108,838  108,705

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense*                                      7%      $  1,775  $  1,915              8%
Total Operating Expenses                        6%           586       659             12%
Provision for Benefits and Claims              11%           487       496              2%
                                                        --------  --------
Core Income Before Taxes                        6%           702       760              8%
Income Taxes                                    3%           250       268              7%
                                                        --------  --------
Core Income                                     8%      $    452  $    492              9%
                                                        ========  ========
LIFE INSURANCE
  Face value (in billions) of:
  Life insurance issued                        16%      $   56.2  $   67.4             20%
  Life insurance in force                       5%

Annualized issued premiums                     15%      $  173.5  $  197.7             14%
Direct premiums                                 5%      $1,279.6  $1,326.3              4%
Earned premiums                                 4%      $1,071.3  $1,105.6              3%

OTHER PRODUCTS
  Mutual fund sales at NAV:
Proprietary                                    10%      $1,643.8  $1,811.1             10%
Other funds                                    20%       1,076.0   1,815.9             69%
                                                        --------  --------
Total U.S. mutual fund sales                   14%       2,719.8   3,627.0             33%
Mutual fund sales - Canada                     21%         403.8     593.3             47%
                                                        --------  --------
Total mutual fund sales                        15%      $3,123.6  $4,220.3             35%
                                                        ========  ========
Cash advanced on $.M.A.R.T. and
  $.A.F.E. loans (1)                           28%      $1,920.0  $2,092.3              9%
Variable annuity net written
  premiums and deposits                        20%      $  990.1  $1,056.7              7%
AGENTS LICENSED FOR:
Life insurance                                  9%
Mutual funds                                   14%
$.M.A.R.T. / $.A.F.E. loans                    22%
Variable annuities                              8%
Long term care                                 55%
Home & auto insurance                         (18%)

Financial Needs Analyses submitted             (4%)      490,293   437,894            (11%)

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
  PERSONAL LINES
  (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense*                            $   989  $ 1,012  $ 1,025  $ 1,045  $ 1,034  $ 1,050  $ 1,058  $ 1,088
Total Operating Expenses                  248      244      273      256      250      256      246      250
Claims and Claim Adjustment Expenses      598      632      719      623      659      673      717      718
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes and
  Minority Interest                       143      136       33      166      125      121       95      120
Income Taxes                               44       41        5       54       38       36       27       37
Minority Interest, Net of Tax              16       16        5       17       13        3        -        -
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income (1)                       $    83  $    79  $    23  $    95  $    74  $    82  $    68  $    83
                                      =======  =======  =======  =======  =======  =======  =======  =======
NET WRITTEN PREMIUMS BY PRODUCT
  LINE: (2)
Auto                                  $ 623.9  $ 602.0  $ 585.9  $ 576.0  $ 588.7  $ 614.7  $ 608.7  $ 596.1
Homeowners and other                    365.1    356.4    373.3    349.5    307.9    378.6    397.1    372.5
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total net written premiums (a)    $ 989.0  $ 958.4  $ 959.2  $ 925.5  $ 896.6  $ 993.3 $1,005.8  $ 968.6
                                      =======  =======  =======  =======  =======  =======  =======  =======
NET WRITTEN PREMIUMS BY DISTRIBUTION
  CHANNEL: (2)
Independent agents                    $ 549.0  $ 568.2  $ 579.5  $ 548.2  $ 523.0  $ 592.8  $ 612.3  $ 578.8
Strategic Distribution Group            136.8    138.6    152.0    154.6    147.3    165.1    176.2    172.2
Domestics                               221.6    159.6    145.7    151.9    168.9    177.0    166.9    171.3
Other                                    81.6     92.0     82.0     70.8     57.4     58.4     50.4     46.3
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total net written premiums (a)    $ 989.0  $ 958.4  $ 959.2  $ 925.5  $ 896.6  $ 993.3 $1,005.8  $ 968.6
                                      =======  =======  =======  =======  =======  =======  =======  =======
STATUTORY RATIO DEVELOPMENT:
Earned premiums (b)                   $ 897.7  $ 911.5  $ 922.2  $ 928.3  $ 917.2  $ 927.7  $ 937.8  $ 972.5
Losses and loss adjustment expenses
  (c)                                   598.2    631.6    708.0    624.1    661.5    674.0    719.3    721.0
Other underwriting expenses (d)         271.8    244.9    260.7    246.7    242.1    254.3    260.3    245.3
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total deductions                    870.0    876.5    968.7    870.8    903.6    928.3    979.6    966.3
                                      -------  -------  -------  -------  -------  -------  -------  -------
Statutory underwriting gain/ (loss)   $  27.7  $  35.0  $ (46.5) $  57.5  $  13.6  $  (0.6) $ (41.8) $   6.2
                                      =======  =======  =======  =======  =======  =======  =======  =======
STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense
  ratio (c / b)                         66.6%    69.3%    76.8%    67.2%    72.1%    72.7%    76.7%    74.1%
Other underwriting expense ratio
  (d / a)                               27.5%    25.6%    27.2%    26.7%    27.0%    25.6%    25.9%    25.3%
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Combined ratio                      94.1%    94.9%   104.0%    93.9%    99.1%    98.3%   102.6%    99.4%
                                      =======  =======  =======  =======  =======  =======  =======  =======
Net investment income (pre-tax)       $  90.8  $  99.4  $ 102.5  $ 109.6  $ 113.1  $ 115.2  $ 113.0  $ 107.7
Effective tax rate on net investment
  income                                27.2%    27.7%    28.4%    28.9%    29.3%    29.5%    29.4%    29.2%
Catastrophe losses, net of
  reinsurance (after-tax)             $   8.1  $  23.2  $  48.2  $     -  $  30.4  $  17.2  $   1.9  $   4.1

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense*                                      4%       $ 4,071  $ 4,230              4%
Total Operating Expenses                       (2%)        1,021    1,002             (2%)
Claims and Claim Adjustment Expenses           15%         2,572    2,767              8%
                                                         -------  -------
Core Income Before Taxes and
  Minority Interest                           (28%)          478      461             (4%)
Income Taxes                                  (31%)          144      138             (4%)
Minority Interest, Net of Tax                (100%)           54       16            (70%)
                                                         -------  -------
Core Income (1)                               (13%)      $   280  $   307             10%
                                                         =======  =======
NET WRITTEN PREMIUMS BY PRODUCT
  LINE: (2)
Auto                                            3%      $2,387.8 $2,408.2              1%
Homeowners and other                            7%       1,444.3  1,456.1              1%
                                                         -------  -------
    Total net written premiums (a)              5%      $3,832.1 $3,864.3              1%
                                                         =======  =======
NET WRITTEN PREMIUMS BY DISTRIBUTION
  CHANNEL: (2)
Independent agents                              6%      $2,244.9 $2,306.9              3%
Strategic Distribution Group                   11%         582.0    660.8             14%
Domestics                                      13%         678.8    684.1              1%
Other                                         (35%)        326.4    212.5            (35%)
                                                         -------  -------
    Total net written premiums (a)              5%      $3,832.1 $3,864.3              1%
                                                         =======  =======
STATUTORY RATIO DEVELOPMENT:
Earned premiums (b)                             5%      $3,659.7 $3,755.2              3%
Losses and loss adjustment expenses
  (c)                                          16%       2,561.9  2,775.8              8%
Other underwriting expenses (d)                (1%)      1,024.1  1,002.0             (2%)
                                                         -------  -------
    Total deductions                           11%       3,586.0  3,777.8              5%
                                                         -------  -------
Statutory underwriting gain/ (loss)           (89%)      $  73.7  $ (22.6)             NM
                                                         =======  =======
STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense
  ratio (c / b)                                             70.0%    73.9%
Other underwriting expense ratio
  (d / a)                                                   26.7%    25.9%
                                                         -------  -------
    Combined ratio                                          96.7%    99.8%
                                                         =======  =======
Net investment income (pre-tax)                (2%)      $ 402.3  $ 449.0             12%
Effective tax rate on net investment
  income                                                    28.1%    29.4%
Catastrophe losses, net of
  reinsurance (after-tax)                       NM       $  79.5  $  53.6            (33%)

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 1999 first quarter and full year net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.7% and 93.3%, respectively, and for the 1999 full year were 70.0%, 26.5%, and 96.5%, respectively.

* Excludes realized gains/(losses) on investments
Reclassified to conform to the current presentation
NM - Not meaningful

                        GLOBAL CONSUMER - INTERNATIONAL
                                 WESTERN EUROPE
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $   600  $   594  $   608  $   622  $   618  $   600  $   579  $   591
Adjusted Operating Expenses               373      362      367      372      360      363      331      333
Provision for Benefits, Claims, and
  Credit Losses                           147      107       90      108      104       92       97       97
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                   80      125      151      142      154      145      151      161
Income Taxes                               30       47       56       53       57       53       56       53
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $    50  $    78  $    95  $    89  $    97  $    92  $    95  $   108
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    23  $    23  $    23  $    22  $    22  $    21  $    21  $    21
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        0.88%    1.36%    1.64%    1.60%    1.77%    1.76%    1.80%    2.05%
                                      =======  =======  =======  =======  =======  =======  =======  =======
AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Cards                                 $   2.2  $   2.2  $   2.3  $   2.3  $   2.3  $   2.2  $   2.2  $   2.2
Mortgages                                 2.3      2.1      2.2      2.2      2.1      2.1      2.1      2.1
Auto                                      1.2      1.2      1.3      1.3      1.3      1.4      1.4      1.5
Personal                                 10.3     10.1     10.7     10.5     10.1     10.0      9.9      9.9
Other                                     1.1      1.1      1.1      1.1      1.1      1.1      1.1      1.0
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  17.1  $  16.7  $  17.6  $  17.4  $  16.9  $  16.8  $  16.7  $  16.7
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Customer Deposits (in
  billions of dollars)                $  14.5  $  13.6  $  13.5  $  13.1  $  13.0  $  12.5  $  12.1  $  12.0

EOP Accounts (in millions)                9.5      9.6      9.6      9.6      9.8      9.9     10.0     10.1
EOP Card Accounts (in millions)           2.4      2.4      2.4      2.4      2.4      2.5      2.5      2.6

Non-Interest Revenue as % of Total
  Revenues                              31.8%    30.8%    29.5%    34.7%    32.3%    30.7%    30.8%    31.5%

Net Credit Loss Ratio (1)               2.06%    2.02%    1.94%    1.99%    1.88%    1.84%    2.01%    2.40%

Proprietary Mutual Funds / UIT        $   260  $   747  $   386  $   397  $   356  $   367  $   225  $   228
Proprietary Money Market Funds            471      431      252      174      193      109       98      104
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Proprietary Funds                   731    1,178      638      571      549      476      323      332
Third Party Funds                         195       77      124      232      469      326      436      337
                                      -------  -------  -------  -------  -------  -------  -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                $   926  $ 1,255  $   762  $   803  $ 1,018  $   802  $   759  $   669
                                      =======  =======  =======  =======  =======  =======  =======  =======

Branches                                  442      436      433      434      434      434      437      436
Consumer Finance Offices                  179      130      132      126      128      131      132      130
ATM-only locations                         31       34       35       33       33       34       36       33
Proprietary ATMs                          826      828      828      832      839      859      875      883

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                      (5%)      $ 2,424  $ 2,388             (1%)
Adjusted Operating Expenses                   (10%)        1,474    1,387             (6%)
Provision for Benefits, Claims, and
  Credit Losses                               (10%)          452      390            (14%)
                                                         -------  -------
Core Income Before Taxes                       13%           498      611             23%
Income Taxes                                     -           186      219             18%
                                                         -------  -------
Core Income                                    21%       $   312  $   392             26%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     (5%)      $    23  $    21             (9%)
                                                         =======  =======
Return on Assets                                           1.36%    1.87%
                                                         =======  =======
AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Cards                                          (4%)      $   2.3  $   2.2             (4%)
Mortgages                                      (5%)          2.2      2.1             (5%)
Auto                                           15%           1.3      1.4              8%
Personal                                       (6%)         10.4     10.0             (4%)
Other                                          (9%)          1.1      1.1              --
                                                         -------  -------
    Total                                      (4%)      $  17.3  $  16.8             (3%)
                                                         =======  =======
Average Customer Deposits (in
  billions of dollars)                         (8%)      $  13.7  $  12.4             (9%)
EOP Accounts (in millions)                      5%
EOP Card Accounts (in millions)                 8%
Non-Interest Revenue as % of Total
  Revenues                                                 31.7%    31.3%
Net Credit Loss Ratio (1)
Proprietary Mutual Funds / UIT                (43%)      $ 1,790  $ 1,176            (34%)
Proprietary Money Market Funds                (40%)        1,328      504            (62%)
                                                         -------  -------
Total Proprietary Funds                       (42%)        3,118    1,680            (46%)
Third Party Funds                              45%           628    1,568            150%
                                                         -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                        (17%)      $ 3,746  $ 3,248            (13%)
                                                         =======  =======
Branches                                         -
Consumer Finance Offices                        3%
ATM-only locations                               -
Proprietary ATMs                                6%

(1) The 4Q00 net credit loss ratio includes a 24 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current presentation.

                        GLOBAL CONSUMER - INTERNATIONAL
                                     JAPAN
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $   422  $   441  $   510  $   557  $   593  $   664  $   714  $   816
Adjusted Operating Expenses               180      187      208      220      243      261      268      355
Provision for Benefits, Claims, and
  Credit Losses                            71       70       82       92      105      121      127      147
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                  171      184      220      245      245      282      319      314
Income Taxes                               66       70       84       92       90      104      110      107
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $   105  $   114  $   136  $   153  $   155  $   178  $   209  $   207
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    11  $    12  $    13  $    15  $    15  $    16  $    18  $    20
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        3.87%    3.81%    4.15%    4.05%    4.16%    4.47%    4.62%    4.12%
                                      =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Mortgages                             $   2.2  $   2.4  $   2.9  $   3.3  $   3.4  $   3.8  $   4.2  $   4.2
Cards                                     0.4      0.4      0.4      0.5      0.8      1.1      1.1      1.1
Personal                                  4.0      4.1      4.7      5.2      5.2      6.0      6.9      8.0
Other                                     0.1      0.1      0.1      0.2      0.2      0.2      0.2      0.3
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $   6.7  $   7.0  $   8.1  $   9.2  $   9.6  $  11.1  $  12.4  $  13.6
                                      -------  -------  -------  -------  -------  -------  -------  -------
Average Customer Deposits (in
  billions of dollars)                $  10.4  $  10.5  $  11.7  $  12.9  $  13.1  $  13.5  $  13.9  $  13.9

EOP Accounts (in millions)                2.8      3.1      3.2      3.3      4.0      4.2      4.7      4.8
EOP Card Accounts (in millions)           0.4      0.4      0.4      0.4      0.9      0.9      1.0      1.0

Non-Interest Revenue as % of Total
  Revenues                               6.4%     8.5%     9.5%     6.7%    11.0%    12.0%    11.0%    10.4%

Net Credit Loss Ratio                   3.53%    3.39%    3.37%    3.64%    3.68%    3.19%    3.15%    3.81%

Proprietary Mutual Funds / UIT        $    31  $    59  $    69  $    96  $    67  $    78  $   178  $    75
Proprietary Money Market Funds            164      166      306      258      273      246      207       71
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Proprietary Funds                   195      225      375      354      340      324      385      146
Third Party Funds                           -        -       29       82      113      104       36      110
                                      -------  -------  -------  -------  -------  -------  -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                $   195  $   225  $   404  $   436  $   453  $   428  $   421  $   256
                                      =======  =======  =======  =======  =======  =======  =======  =======

Branches                                   20       20       22       22       22       22       22       22
Consumer Finance Offices                  666      687      668      676      685      751      878      902
ATM-only locations/ Unmanned Kiosks        47       49       52       68       78      110      139      161
Proprietary ATMs                           54       54       60       60       61       61       61       61

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                      46%       $ 1,930  $ 2,787             44%
Adjusted Operating Expenses                    61%           795    1,127             42%
Provision for Benefits, Claims, and
  Credit Losses                                60%           315      500             59%
                                                         -------  -------
Core Income Before Taxes                       28%           820    1,160             41%
Income Taxes                                   16%           312      411             32%
                                                         -------  -------
Core Income                                    35%       $   508  $   749             47%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     33%       $    13  $    17             31%
                                                         =======  =======
Return on Assets                                           3.91%    4.41%
                                                         =======  =======
AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Mortgages                                      27%       $   2.7  $   3.9             44%
Cards                                         120%           0.4      1.0            150%
Personal                                       54%           4.5      6.5             44%
Other                                          50%           0.1      0.2            100%
                                                         -------  -------
    Total                                      48%       $   7.7  $  11.6             51%
                                                         =======  =======
Average Customer Deposits (in
  billions of dollars)                          8%       $  11.4  $  13.6             19%
EOP Accounts (in millions)                     45%
EOP Card Accounts (in millions)               150%
Non-Interest Revenue as % of Total
  Revenues                                                  7.8%    11.1%
Net Credit Loss Ratio
Proprietary Mutual Funds / UIT                (22%)      $   255  $   398             56%
Proprietary Money Market Funds                (72%)          894      797            (11%)
                                                         -------  -------
Total Proprietary Funds                       (59%)        1,149    1,195              4%
Third Party Funds                              34%           111      363            227%
                                                         -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                        (41%)      $ 1,260  $ 1,558             24%
                                                         =======  =======
Branches                                         -
Consumer Finance Offices                       33%
ATM-only locations/ Unmanned Kiosks           137%
Proprietary ATMs                                2%

Reclassified to conform to the current presentation.

                        GLOBAL CONSUMER - INTERNATIONAL
                             ASIA (Excluding Japan)
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $   432  $   449  $   470  $   496  $   539  $   519  $   521  $   517
Adjusted Operating Expenses               219      229      251      245      245      240      233      246
Provision for Benefits, Claims, and
  Credit Losses                            85       86       74       96       74       62       71       66
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                  128      134      145      155      220      217      217      205
Income Taxes                               48       50       55       57       79       77       77       73
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $    80  $    84  $    90  $    98  $   141  $   140  $   140  $   132
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    25  $    25  $    26  $    27  $    27  $    26  $    27  $    26
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        1.30%    1.35%    1.37%    1.44%    2.10%    2.17%    2.06%    2.02%
                                      =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Mortgages                             $  11.8  $  12.1  $  12.3  $  12.5  $  12.5  $  12.2  $  12.0  $  11.6
Cards                                     4.2      4.3      4.5      4.6      4.7      4.7      4.8      4.8
Auto                                      2.1      2.2      2.2      2.2      2.3      2.3      2.4      2.4
Personal                                  1.2      1.2      1.3      1.2      1.2      1.2      1.3      1.3
Other                                     1.6      1.7      1.6      1.9      1.9      1.8      1.8      1.7
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  20.9  $  21.5  $  21.9  $  22.4  $  22.6  $  22.2  $  22.3  $  21.8
                                      =======  =======  =======  =======  =======  =======  =======  =======

Average Customer Deposits (in
  billions of dollars)                $  29.5  $  30.2  $  30.6  $  32.3  $  33.3  $  33.5  $  34.2  $  34.2

EOP Accounts (in millions)                6.4      6.8      7.1      7.2      7.3      7.5      7.8      8.1
EOP Card Accounts (in millions)           4.0      4.1      4.2      4.1      4.4      4.5      4.7      4.9

Non-Interest Revenue as % of Total
  Revenues                              29.2%    29.1%    27.1%    28.6%    34.5%    31.1%    32.4%    30.7%

Net Credit Loss Ratio                   1.46%    1.36%    1.27%    1.20%    1.24%    1.07%    1.14%    1.18%

Proprietary Mutual Funds / UIT        $   154  $   141  $   106  $   184  $   115  $   126  $   149  $   215
Proprietary Money Market Funds            109       85      128      106       67       60       49       97
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Proprietary Funds                   263      226      234      290      182      186      198      312
Third Party Funds                         414      691      758      968    1,823      825      953      970
                                      -------  -------  -------  -------  -------  -------  -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                $   677  $   917  $   992  $ 1,258  $ 2,005  $ 1,011  $ 1,151  $ 1,282
                                      =======  =======  =======  =======  =======  =======  =======  =======

Branches                                   68       68       69       72       71       73       76       77
ATM-only locations                         62       62       63       78       79       75       74       73
Proprietary ATMs                          278      287      284      293      300      300      301      303

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                       4%       $ 1,847  $ 2,096             13%
Adjusted Operating Expenses                      -           944      964              2%
Provision for Benefits, Claims, and
  Credit Losses                               (31%)          341      273            (20%)
                                                         -------  -------
Core Income Before Taxes                       32%           562      859             53%
Income Taxes                                   28%           210      306             46%
                                                         -------  -------
Core Income                                    35%       $   352  $   553             57%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     (4%)      $    26  $    27              4%
                                                         =======  =======
Return on Assets                                           1.35%    2.05%
                                                         =======  =======
AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Mortgages                                      (7%)      $  12.2  $  12.1             (1%)
Cards                                           4%           4.4  $   4.8              9%
Auto                                            9%           2.2  $   2.4              9%
Personal                                        8%           1.2  $   1.3              8%
Other                                         (11%)          1.7  $   1.6             (6%)
                                                         -------  -------
    Total                                      (3%)      $  21.7  $  22.2              2%
                                                         =======  =======
Average Customer Deposits (in
  billions of dollars)                          6%       $  30.7  $  33.8             10%
EOP Accounts (in millions)                     13%
EOP Card Accounts (in millions)                20%
Non-Interest Revenue as % of Total
  Revenues                                                 28.4%    32.0%
Net Credit Loss Ratio
Proprietary Mutual Funds / UIT                 17%       $   585  $   605              3%
Proprietary Money Market Funds                 (8%)          428      273            (36%)
                                                         -------  -------
Total Proprietary Funds                         8%         1,013      878            (13%)
Third Party Funds                                -         2,831    4,571             61%
                                                         -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                          2%       $ 3,844  $ 5,449             42%
                                                         =======  =======
Branches                                        7%
ATM-only locations                             (6%)
Proprietary ATMs                                3%

    Reclassified to conform to the current presentation.

GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA
(In millions of dollars)

                                                                                                                  4Q 2000 VS.
                          1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q      4Q 1999 INCREASE/
                         1999       1999       1999       1999       2000       2000       2000       2000        (DECREASE)
                       --------   --------   --------   --------   --------   --------   --------   --------   -----------------
Total Revenues, Net
  of Interest Expense
  (1)                  $   464    $   496    $   499    $   511    $   513    $   466    $   436    $   526              3%
Adjusted Operating
  Expenses                 291        299        302        302        323        327        318        339             12%
Provision for
  Benefits, Claims,
  and Credit Losses
  (1)                      101        135        117         94         90         76         69        100              6%
                       -------    -------    -------    -------    -------    -------    -------    -------
Core Income Before
  Taxes                     72         62         80        115        100         63         49         87            (24%)
Income Taxes                25         21         28         33         34         22         17         18            (45%)
                       -------    -------    -------    -------    -------    -------    -------    -------
Core Income            $    47    $    41    $    52    $    82    $    66    $    41    $    32    $    69            (16%)
                       =======    =======    =======    =======    =======    =======    =======    =======
Average Assets (in
  billions of
  dollars)             $    14    $    15    $    14    $    14    $    14    $    12    $    11    $    11            (21%)
                       =======    =======    =======    =======    =======    =======    =======    =======
Return on Assets         1.36%      1.10%      1.47%      2.32%      1.90%      1.37%      1.16%      2.50%
                       =======    =======    =======    =======    =======    =======    =======    =======
AVERAGE LOANS (IN
  BILLIONS OF
  DOLLARS)
Cards                  $   1.8    $   1.8    $   1.7    $   1.7    $   1.8    $   1.8    $   1.7    $   1.7               -
Mortgages                  2.0        1.9        2.0        2.0        2.0        2.0        2.1        2.1              5%
Auto                       1.9        1.7        1.7        1.7        1.4        1.0        0.9        0.9            (47%)
Personal                   1.6        1.6        1.8        1.8        1.8        1.8        1.8        1.8               -
Other                      0.5        1.0        0.7        0.7        0.6        0.6        0.5        0.5            (29%)
                       -------    -------    -------    -------    -------    -------    -------    -------
Total                  $   7.8    $   8.0    $   7.9    $   7.9    $   7.6    $   7.2    $   7.0    $   7.0            (11%)
                       =======    =======    =======    =======    =======    =======    =======    =======
Average Customer
  Deposits (in
  billions of
  dollars)             $  12.9    $  13.7    $  13.6    $  13.6    $  13.8    $  13.7    $  13.6    $  13.5             (1%)
EOP Accounts (in
  millions)                8.5        8.1        9.0        8.9        8.9        9.3        9.3        9.3              4%
EOP Card Accounts (in
  millions)                2.1        2.1        2.0        1.9        2.0        1.9        1.9        2.0              5%
Non-Interest Revenue
  as % of Total
  Revenues               30.5%      35.9%      32.7%      33.7%      36.7%      37.4%      39.8%      45.9%
Net Credit Loss Ratio
  (2)                    4.74%      6.17%      5.55%      4.71%      4.77%      4.25%      3.89%      5.58%
Proprietary Mutual
  Funds/UIT Funds      $   197    $   240    $   204    $   268    $   357    $   193    $   294    $   185            (31%)
Proprietary Money
  Market Funds           1,075      1,200      1,165      1,087      1,174      1,167        939        996             (8%)
                       -------    -------    -------    -------    -------    -------    -------    -------
Total Proprietary
  Funds                $ 1,272    $ 1,440    $ 1,369    $ 1,355    $ 1,531    $ 1,360    $ 1,233    $ 1,181            (13%)
Third Party Funds          143        232        282        278        218        146        126        129            (54%)
                       -------    -------    -------    -------    -------    -------    -------    -------
Mutual Fund / UIT
  Sales at NAV (in
  millions of
  dollars)             $ 1,415    $ 1,672    $ 1,651    $ 1,633    $ 1,749    $ 1,506    $ 1,359    $ 1,310            (20%)
                       =======    =======    =======    =======    =======    =======    =======    =======
Branches                   466        447        450        447        453        447        404        406             (9%)
Consumer Finance
  Offices                   43         43         99        100        101        101        101        110             10%
ATM-only locations          69         73         84         85         84         84         89         85               -
Proprietary ATMs           649        660        745        747        749        753        730        718             (4%)

                         YTD        YTD         YTD 4Q 2000 VS.
                          4Q         4Q      YTD 4Q 1999 INCREASE/
                         1999       2000          (DECREASE)
                       --------   --------   ---------------------
Total Revenues, Net
  of Interest Expense
  (1)                  $ 1,970    $ 1,941               (1%)
Adjusted Operating
  Expenses               1,194      1,307                9%
Provision for
  Benefits, Claims,
  and Credit Losses
  (1)                      447        335              (25%)
                       -------    -------
Core Income Before
  Taxes                    329        299               (9%)
Income Taxes               107         91              (15%)
                       -------    -------
Core Income            $   222    $   208               (6%)
                       =======    =======
Average Assets (in
  billions of
  dollars)             $    14    $    12              (14%)
                       =======    =======
Return on Assets         1.59%      1.73%
                       =======    =======
AVERAGE LOANS (IN
  BILLIONS OF
  DOLLARS)
Cards                      1.8        1.7               (6%)
Mortgages                  2.0        2.1                5%
Auto                       1.8        1.1              (39%)
Personal                   1.7        1.7                 -
Other                      0.6        0.6                 -
                       -------    -------
Total                  $   7.9    $   7.2               (9%)
                       =======    =======
Average Customer
  Deposits (in
  billions of
  dollars)             $  13.5    $  13.7                1%
EOP Accounts (in
  millions)
EOP Card Accounts (in
  millions)
Non-Interest Revenue
  as % of Total
  Revenues               33.2%      40.0%
Net Credit Loss Ratio
  (2)
Proprietary Mutual
  Funds/UIT Funds      $   909    $ 1,029               13%
Proprietary Money
  Market Funds           4,527      4,276               (6%)
                       -------    -------
Total Proprietary
  Funds                $ 5,436    $ 5,305               (2%)
Third Party Funds          935        619              (34%)
                       -------    -------
Mutual Fund / UIT
  Sales at NAV (in
  millions of
  dollars)             $ 6,371    $ 5,924               (7%)
                       =======    =======
Branches
Consumer Finance
  Offices
ATM-only locations
Proprietary ATMs


(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provision for Benefits, Claims, and Credit Losses by $26 million.

(2) The 4Q00 net credit loss ratio includes a 232 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current presentation.

                        GLOBAL CONSUMER - INTERNATIONAL
                 CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $    71  $    77  $   112  $    91  $   100  $   106  $   110  $   117
Adjusted Operating Expenses                60       63       62       69       67       72       78       88
Provision for Benefits, Claims, and
  Credit Losses                             9        7        8        8       10        8        7        8
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                    2        7       42       14       23       26       25       21
Income Taxes                                1        3       16        6        8       10        9        7
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $     1  $     4  $    26  $     8  $    15  $    16  $    16  $    14
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $     3  $     3  $     3  $     3  $     3  $     3  $     3  $     4
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        0.14%    0.53%    3.44%    1.06%    2.01%    2.15%    2.12%    1.39%
                                      =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Cards                                 $   0.5  $   0.5  $   0.5  $   0.5  $   0.5  $   0.5  $   0.6  $   0.6
Mortgages                                 0.2      0.2      0.2      0.2      0.2      0.2      0.2      0.2
Auto                                      0.3      0.3      0.3      0.3      0.3      0.3      0.3      0.3
Personal                                  0.2      0.3      0.3      0.3      0.4      0.4      0.4      0.5
Other                                     0.3      0.3      0.4      0.5      0.5      0.5      0.4      0.4
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $   1.5  $   1.6  $   1.7  $   1.8  $   1.9  $   1.9  $   1.9  $   2.0
                                      =======  =======  =======  =======  =======  =======  =======  =======

Average Customer Deposits (in
  billions of dollars)                $   3.6  $   3.5  $   3.6  $   3.5  $   3.6  $   3.7  $   3.9  $   4.2

EOP Accounts (in millions)                1.7      1.8      2.0      2.1      2.2      2.4      2.7      2.8
EOP Card Accounts (in millions)           1.2      1.3      1.4      1.4      1.5      1.6      1.7      1.8

Non-Interest Revenue as % of Total
  Revenues                              45.1%    39.9%    54.9%    41.6%    42.3%    42.5%    40.1%    40.8%

Net Credit Loss Ratio (1)               2.33%    1.89%    1.93%    1.76%    2.60%    1.66%    1.45%    2.10%

Proprietary Mutual Funds / UIT        $    18  $    24  $     8  $    47  $     8  $    19  $    11  $     9
Proprietary Money Market Funds              2        2        1        2        -        -        1        -
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Proprietary Funds                    20       26        9       49        8       19       12        9
Third Party Funds                          32       56       79       75      154      118       72       36
                                      -------  -------  -------  -------  -------  -------  -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                $    52  $    82  $    88  $   124  $   162  $   137  $    84  $    45
                                      =======  =======  =======  =======  =======  =======  =======  =======

Branches                                   29       30       31       32       36       41       55       58
ATM-only locations                         43       44       43       43       50       53       57       65
Proprietary ATMs                           97       99      102      103      112      113      119      129

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                      29%       $   351  $   433             23%
Adjusted Operating Expenses                    28%           254      305             20%
Provision for Benefits, Claims, and
  Credit Losses                                  -            32       33              3%
                                                         -------  -------
Core Income Before Taxes                       50%            65       95             46%
Income Taxes                                   17%            26       34             31%
                                                         -------  -------
Core Income                                    75%       $    39  $    61             56%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     33%       $     3  $     3               -
                                                         =======  =======
Return on Assets                                           1.30%    2.03%
                                                         =======  =======
AVERAGE LOANS (IN BILLIONS OF
  DOLLARS)
Cards                                          20%       $   0.5  $   0.6             20%
Mortgages                                        -           0.2      0.2               -
Auto                                             -           0.3      0.3               -
Personal                                       67%           0.3      0.4             33%
Other                                         (20%)          0.3      0.5             67%
                                                         -------  -------
    Total                                      11%       $   1.6  $   2.0             25%
                                                         =======  =======
Average Customer Deposits (in
  billions of dollars)                         20%       $   3.6  $   3.9              8%
EOP Accounts (in millions)                     33%
EOP Card Accounts (in millions)                29%
Non-Interest Revenue as % of Total
  Revenues                                                 46.2%    41.4%
Net Credit Loss Ratio (1)
Proprietary Mutual Funds / UIT                (81%)      $    97  $    47            (52%)
Proprietary Money Market Funds               (100%)            7        1            (86%)
                                                         -------  -------
Total Proprietary Funds                       (82%)          104       48            (54%)
Third Party Funds                             (52%)          242      380             57%
                                                         -------  -------
Mutual Fund / UIT Sales at NAV (in
  millions of dollars)                        (64%)      $   346  $   428             24%
                                                         =======  =======
Branches                                       81%
ATM-only locations                             51%
Proprietary ATMs                               25%

(1) The 4Q00 net credit loss ratio includes a 59 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current presentation.

GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)


                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $    91  $   106  $    52  $   199  $    33  $   (21) $    94  $    33
Adjusted Operating Expenses               107      139      108      113      101       49       84       17
Provision for Loan Losses                 (32)     (31)     (22)     (12)      (4)      (8)      26       (9)
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income (Loss) Before Taxes
  (Benefits)                               16       (2)     (34)      98      (64)     (62)     (16)      25
Income Taxes (Benefits)                     7        -      (14)      34      (25)     (26)      (7)       8
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income (Loss)                    $     9  $    (2) $   (20) $    64  $   (39) $   (36) $    (9) $    17
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                     (83%)      $   448  $   139            (69%)
Adjusted Operating Expenses                   (85%)          467      251            (46%)
Provision for Loan Losses                      25%           (97)       5            NM
                                                         -------  -------
Core Income (Loss) Before Taxes
  (Benefits)                                  (74%)           78     (117)           NM
Income Taxes (Benefits)                       (76%)           27      (50)           NM
                                                         -------  -------
Core Income (Loss)                            (73%)      $    51  $   (67)           NM
                                                         =======  =======

(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

NM Not meaningful

Reclassified to conform to the current presentation.

GLOBAL CORPORATES AND INSTITUTIONS
CORPORATE AND INVESTMENT BANK
(In millions of dollars)


                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Revenues:
  Commissions & Fees                  $   923  $   923  $   838  $ 1,041  $ 1,339  $ 1,049  $ 1,021  $ 1,074
  Asset Management and
    Administration Fees                   377      401      432      431      500      546      551      572
  Investment Banking                      705      862      861      921      999      964    1,123    1,001
  Principal Transactions                1,312      859      602      838    1,289      996    1,115      841
  Other Income                            147      175      114      140      299      315      196      219
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Non-Interest Revenues         3,464    3,220    2,847    3,371    4,426    3,870    4,006    3,707
    Net Interest and Dividends            894      999      862      809      851      928      901      975
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Revenues, Net of
        Interest Expense                4,358    4,219    3,709    4,180    5,277    4,798    4,907    4,682
                                      -------  -------  -------  -------  -------  -------  -------  -------
Non-Interest Expenses:
  Compensation and Benefits             2,195    2,097    1,951    1,970    2,412    2,415    2,542    2,462
  Communications                          196      189      204      220      223      242      254      276
  Occupancy and Equipment                 162      157      163      161      166      176      182      194
  Floor Brokerage and Other
    Production                            103      133      117      131      162      161      184      182
  Other Operating and Administrative
    Expenses                              203      235      161      217      198      283      252      265
                                      -------  -------  -------  -------  -------  -------  -------  -------
      Total Non-Interest Expenses       2,859    2,811    2,596    2,699    3,161    3,277    3,414    3,379
                                      -------  -------  -------  -------  -------  -------  -------  -------
Provision for Credit Losses                41       46       53       53       90      160      113      392
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Income Taxes         1,458    1,362    1,060    1,428    2,026    1,361    1,380      911
Income Taxes and Minority Interest,
  After Tax                               523      498      391      531      748      455      503      327
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Core Income                       $   935  $   864  $   669  $   897  $ 1,278  $   906  $   877  $   584
                                      =======  =======  =======  =======  =======  =======  =======  =======

Pre-tax profit margin                   33.5%    32.3%    28.6%    34.2%    38.4%    28.4%    28.1%    19.5%
Non-Compensation Expenses as a
  Percent of Net Revenues               15.2%    16.9%    17.4%    17.4%    14.2%    18.0%    17.8%    19.6%

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Revenues:
  Commissions & Fees                            3%       $ 3,725  $ 4,483             20%
  Asset Management and
    Administration Fees                        33%         1,641    2,169             32%
  Investment Banking                            9%         3,349    4,087             22%
  Principal Transactions                         -         3,611    4,241             17%
  Other Income                                 56%           576    1,029             79%
                                                         -------  -------
    Total Non-Interest Revenues                10%        12,902   16,009             24%
    Net Interest and Dividends                 21%         3,564    3,655              3%
                                                         -------  -------
      Total Revenues, Net of
        Interest Expense                       12%        16,466   19,664             19%
                                                         -------  -------
Non-Interest Expenses:
  Compensation and Benefits                    25%         8,213    9,831             20%
  Communications                               25%           809      995             23%
  Occupancy and Equipment                      20%           643      718             12%
  Floor Brokerage and Other
    Production                                 39%           484      689             42%
  Other Operating and Administrative
    Expenses                                   22%           816      998             22%
                                                         -------  -------
      Total Non-Interest Expenses              25%        10,965   13,231             21%
                                                         -------  -------
Provision for Credit Losses                     NM           193      755            291%
                                                         -------  -------
Core Income Before Income Taxes               (36%)        5,308    5,678              7%
Income Taxes and Minority Interest,
  After Tax                                   (38%)        1,943    2,033              5%
                                                         -------  -------
    Core Income                               (35%)      $ 3,365  $ 3,645              8%
                                                         =======  =======
Pre-tax profit margin                                      32.2%    28.9%
Non-Compensation Expenses as a
  Percent of Net Revenues                                  16.7%    17.3%

NM - Not Meaningful

Reclassified to conform to the current presentation.

                       GLOBAL CORPORATES AND INSTITUTIONS
   EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $ 1,453  $ 1,404  $ 1,376  $ 1,381  $ 1,600  $ 1,670  $ 1,669  $ 1,720
Adjusted Operating Expenses               924      922      928      938      944    1,000    1,008    1,050
Provision for Loan Losses                 115      110       32       91       87       80       24        1
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes and
  Minority Interest                       414      372      416      352      569      590      637      669
Income Taxes                              157      141      158      134      208      216      232      240
Minority Interest, Net of Tax               1        2        2        1        -        3        8        5
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $   256  $   229  $   256  $   217  $   361  $   371  $   397  $   424
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    97  $    98  $    96  $    96  $    98  $   102  $   107  $   112
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        1.07%    0.94%    1.06%    0.90%    1.48%    1.46%    1.48%    1.51%
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                      25%       $ 5,614  $ 6,659             19%
Adjusted Operating Expenses                    12%         3,712    4,002              8%
Provision for Loan Losses                     (99%)          348      192            (45%)
                                                         -------  -------
Core Income Before Taxes and
  Minority Interest                            90%         1,554    2,465             59%
Income Taxes                                   79%           590      896             52%
Minority Interest, Net of Tax                 400%             6       16            167%
                                                         -------  -------
Core Income                                    95%       $   958  $ 1,553             62%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     17%       $    97  $   105              8%
                                                         =======  =======
Return on Assets                                           0.99%    1.48%
                                                         =======  =======

Reclassified to conform to the current presentation.

                       GLOBAL CORPORATES AND INSTITUTIONS
                                COMMERCIAL LINES
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense*                            $ 1,659  $ 1,696  $ 1,718  $ 1,742  $ 1,719  $ 1,788  $ 1,928  $ 2,062
Total Operating Expenses                  426      419      338      448      397      403      380      519
Claims and Claim Adjustment Expenses      929      946      951      969      931    1,009    1,114    1,200
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes and
  Minority Interest                       304      331      429      325      391      376      434      343
Income Taxes                               72       80      115       77      102       96      117       86
Minority Interest, Net of Tax              36       39       49       37       42        8        -        -
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income (1)                       $   196  $   212  $   265  $   211  $   247  $   272  $   317  $   257
                                      =======  =======  =======  =======  =======  =======  =======  =======

NET WRITTEN PREMIUMS BY MARKET: (2)
Commercial accounts                   $ 443.6  $ 440.1  $ 469.9  $ 462.7  $ 487.4  $ 457.4  $ 563.1  $ 591.0
Select accounts                         372.3    393.4    355.4    373.0    387.3    406.8    382.4    398.9
Specialty accounts                      263.0    299.8    318.8    285.0    332.5    481.0    463.6    478.3
National accounts                       149.9    101.4    148.8     88.3     92.0     58.5    131.4     70.4
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total net written premiums (a)   $1,228.8 $1,234.7 $1,292.9 $1,209.0 $1,299.2 $1,403.7 $1,540.5 $1,538.6
                                      =======  =======  =======  =======  =======  =======  =======  =======

STATUTORY RATIO DEVELOPMENT:
Earned premiums (b)                  $1,189.6 $1,226.1 $1,240.0 $1,229.0 $1,220.2 $1,275.0 $1,402.8 $1,471.4
Losses and loss adjustment expenses
  (3) (c)                               880.6    899.8  1,000.7    910.2    880.0    959.9  1,079.7  1,152.5
Other underwriting expenses (d)         358.1    380.7    401.9    408.4    367.1    424.8    409.4    432.3
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total deductions                  1,238.7  1,280.5  1,402.6  1,318.6  1,247.1  1,384.7  1,489.1  1,584.8
                                      -------  -------  -------  -------  -------  -------  -------  -------
Statutory underwriting loss           $ (49.1) $ (54.4) $(162.6) $ (89.6) $ (26.9) $(109.7) $ (86.3) $(113.4)
                                      =======  =======  =======  =======  =======  =======  =======  =======

STATUTORY COMBINED RATIO: (2), (3),
  (4)
Loss and loss adjustment expense
  ratio (c/b)                           74.0%    73.4%    80.7%    74.1%    72.1%    75.3%    77.0%    78.3%
Other underwriting expense ratio (d/a)  29.1%    30.8%    31.1%    33.8%    28.3%    30.3%    26.6%    28.1%
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Combined ratio                     103.1%   104.2%   111.8%   107.9%   100.4%   105.6%   103.6%   106.4%
                                      =======  =======  =======  =======  =======  =======  =======  =======

Net investment income (pre-tax)       $ 424.9  $ 423.8  $ 435.0  $ 461.3  $ 451.3  $ 454.6  $ 435.6  $ 440.7
Effective tax rate on net investment
  income                                26.6%    26.5%    26.7%    27.0%    26.8%    26.8%    26.5%    26.5%
Catastrophe losses, net of
  reinsurance (after-tax)             $     -  $   9.9  $  17.4  $     -  $     -  $     -  $     -  $     -

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense*                                     18%       $ 6,815  $ 7,497             10%
Total Operating Expenses                       16%         1,631    1,699              4%
Claims and Claim Adjustment Expenses           24%         3,795    4,254             12%
                                                         -------  -------
Core Income Before Taxes and
  Minority Interest                             6%         1,389    1,544             11%
Income Taxes                                   12%           344      401             17%
Minority Interest, Net of Tax                (100%)          161       50            (69%)
                                                         -------  -------
Core Income (1)                                22%       $   884  $ 1,093             24%
                                                         -------  -------
NET WRITTEN PREMIUMS BY MARKET: (2)
Commercial accounts                            28%      $1,816.3 $2,098.9             16%
Select accounts                                 7%       1,494.1  1,575.4              5%
Specialty accounts                             68%       1,166.6  1,755.4             50%
National accounts                             (20%)        488.4    352.3            (28%)
                                                         -------  -------
    Total net written premiums (a)             27%      $4,965.4 $5,782.0             16%
                                                         -------  -------
STATUTORY RATIO DEVELOPMENT:
Earned premiums (b)                            20%      $4,884.7 $5,369.4             10%
Losses and loss adjustment expenses
  (3) (C)                                      27%       3,691.3  4,072.1             10%
Other underwriting expenses (d)                 6%       1,549.1  1,633.6              5%
                                                         -------  -------
    Total deductions                           20%       5,240.4  5,705.7              9%
                                                         -------  -------
Statutory underwriting loss                   (27%)      $(355.7) $(336.3)             5%
                                                         =======  =======
STATUTORY COMBINED RATIO: (2), (3),
  (4)
Loss and loss adjustment expense
  ratio (c/b)                                              75.6%    75.8%
Other underwriting expense ratio (d/a)                     31.2%    28.3%
                                                         -------  -------
    Combined ratio                                        106.8%   104.1%
                                                         =======  =======
Net investment income (pre-tax)                (4%)      $1,745.0 $1,782.2             2%
Effective tax rate on net investment
  income                                                    26.0%    26.7%
Catastrophe losses, net of
  reinsurance (after-tax)                        -       $  27.3  $     -           (100%)

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 2000 second quarter and full year net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 75.3%, 29.2% and 104.5%, respectively, and for the 2000 full year were 75.8%, 28.0% and 103.8%, respectively.

(3) The 1999 third quarter and full year include the effects of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 72.2%, 31.1% and 103.3%, respectively, and for the 1999 full year were 73.4%, 31.2% and 104.6%, respectively.

(4) Before policyholder dividends.

*   Excludes realized gains/(losses) on investments

NM - Not meaningful

Reclassified to conform to the current presentation.

                 GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
                           CITIGROUP ASSET MANAGEMENT
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Revenues:
  Investment advisory, admin. &
    distribution fees                 $   340  $   338  $   344  $   387  $   413  $   468  $   472  $   485
  Unit Investment Trust revenues -
    net                                     9       10       21        8       12        7       16        4
  Other revenues, net interest
    expense                                 6       10        6       13       11        4        2       (3)
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total revenues                        355      358      371      408      436      479      490      486
                                      -------  -------  -------  -------  -------  -------  -------  -------
Expenses:
  Employee compensation and benefits      107      100      111      124      135      144      150      166
  Mutual fund commission expense           30       28       34       28       29       34       26       29
  Other expenses                           85       90       86      126      114      148      153      158
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total expenses                        222      218      231      278      278      326      329      353
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core income before income taxes           133      140      140      130      158      153      161      133
Provision for income taxes                 52       56       56       52       64       61       66       55
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core income                           $    81  $    84  $    84  $    78  $    94  $    92  $    95  $    78
                                      =======  =======  =======  =======  =======  =======  =======  =======
Pre-tax profit margin                   37.5%    39.1%    37.7%    31.9%    36.2%    31.9%    32.9%    27.4%

ASSETS UNDER MANAGEMENT BY PRODUCT
  TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional
  liquidity funds:
  Retail                              $  73.6  $  72.8  $  74.2  $  77.5  $  86.5  $  82.6  $  86.8  $  90.6
  Institutional                          17.3     15.6     17.0     19.3     17.4     18.6     20.4     23.9
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total money market and
      institutional liquidity funds      90.9     88.4     91.2     96.8    103.9    101.2    107.2    114.5
                                      -------  -------  -------  -------  -------  -------  -------  -------

Long-term mutual funds:
  Equity / Balanced                      44.9     46.9     45.5     51.5     54.7     54.6     55.9     53.8
  Taxable Fixed Income                   24.7     25.5     24.1     18.1     16.4     16.5     15.1     14.4
  Tax Exempt Fixed Income                10.9     10.2      9.7      8.8      8.5      8.3      8.5      8.9
  Annuities                               4.1      4.5      4.6      5.4      5.8      5.8      6.1      6.0
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total long-term mutual funds         84.6     87.1     83.9     83.8     85.4     85.2     85.6     83.1
                                      -------  -------  -------  -------  -------  -------  -------  -------

Managed accounts:
  Private client                         43.2     46.3     47.5     51.1     54.4     55.5     59.5     61.2
  Institutional                          91.4     95.6     96.2    100.0     97.8     96.7     94.0     91.7
  Emerging Markets Pension
    Administration                          -        -        -        -      1.1      4.5      4.9      5.4
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total managed accounts              134.6    141.9    143.7    151.1    153.3    156.7    158.4    158.3
                                      -------  -------  -------  -------  -------  -------  -------  -------
Unit Investment Trusts held in
  client accounts                        12.8     12.9     12.3     12.9     12.3     11.2     10.9      9.4
                                      -------  -------  -------  -------  -------  -------  -------  -------
Alternative Investment Strategies        28.1     30.0     32.6     32.7     33.0     34.3     34.4     35.8
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total assets under management (1)     $ 351.0  $ 360.3  $ 363.7  $ 377.3  $ 387.9  $ 388.6  $ 396.5  $ 401.1
                                      =======  =======  =======  =======  =======  =======  =======  =======

ASSETS UNDER MANAGEMENT BY CLIENT
  TYPE (IN BILLIONS OF DOLLARS):
Retail                                $ 210.9  $ 215.4  $ 214.8  $ 222.6  $ 236.2  $ 231.2  $ 240.6  $ 242.2
Emerging Markets Pension
  Administration                            -        -        -        -      1.1      4.5      4.9      5.4
Institutional (including Alternate
  Investment Strategies)                140.1    144.9    148.9    154.7    150.6    152.9    151.0    153.5
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total assets under management     $ 351.0  $ 360.3  $ 363.7  $ 377.3  $ 387.9  $ 388.6  $ 396.5  $ 401.1
                                      =======  =======  =======  =======  =======  =======  =======  =======

Number of Morningstar 4-and 5-star
  funds                                    22       17       20       20       20       19       22       22

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Revenues:
  Investment advisory, admin. &
    distribution fees                          25%       $ 1,409  $ 1,838             30%
  Unit Investment Trust revenues -
    net                                       (50%)           48       39            (19%)
  Other revenues, net interest
    expense                                  (125%)           35       14            (60%)
                                                         -------  -------
    Total revenues                             19%         1,492    1,891             27%
                                                         -------  -------
Expenses:
  Employee compensation and benefits           34%           442      595             35%
  Mutual fund commission expense                4%           120      118             (2%)
  Other expenses                               25%           387      573             48%
                                                         -------  -------
    Total expenses                             27%           949    1,286             36%
                                                         -------  -------
Core income before income taxes                 2%           543      605             11%
Provision for income taxes                      6%           216      246             14%
                                                         -------  -------
Core income                                     -        $   327  $   359             10%
                                                         =======  =======
Pre-tax profit margin                                       36.4%    32.0%
ASSETS UNDER MANAGEMENT BY PRODUCT
  TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional
  liquidity funds:
  Retail                                       17%
  Institutional                                24%

    Total money market and
      institutional liquidity funds            18%

Long-term mutual funds:
  Equity / Balanced                             4%
  Taxable Fixed Income                        (20%)
  Tax Exempt Fixed Income                       1%
  Annuities                                    11%

    Total long-term mutual funds               (1%)

Managed accounts:
  Private client                               20%
  Institutional                                (8%)
  Emerging Markets Pension
    Administration                              NM

    Total managed accounts                      5%

Unit Investment Trusts held in
  client accounts                             (27%)

Alternative Investment Strategies               9%

Total assets under management (1)               6%

ASSETS UNDER MANAGEMENT BY CLIENT
  TYPE (IN BILLIONS OF DOLLARS):
Retail                                          9%
Emerging Markets Pension
  Administration                                NM
Institutional (including Alternate
  Investment Strategies)                       (1%)

    Total assets under management               6%

Number of Morningstar 4-and 5-star
  funds                                        10%
GLOBAL RETIREMENT SERVICES (IN
  BILLIONS OF DOLLARS):
Emerging Markets Pension
  Administration -
  Assets Under Management (2)         $  10.6  $  11.5  $  11.8  $  12.3  $  13.9  $  13.7  $  13.8  $  14.3
  Number of Participants /
    Affiliates (in millions)              5.2      5.3      5.5      5.7      5.9      6.1      6.2      6.5
CitiStreet Joint Venture - Assets
  Under Administration                      -        -        -        -        -    189.2    196.4    180.7
GLOBAL RETIREMENT SERVICES (IN
  BILLIONS OF DOLLARS):
Emerging Markets Pension
  Administration -
  Assets Under Management (2)                  16%
  Number of Participants /
    Affiliates (in millions)                   14%
CitiStreet Joint Venture - Assets
  Under Administration                          NM

(1) Includes $29, $35, $36 and $31 billion for the 1999 first, second, third and fourth quarters, respectively, and $31 billion for the 2000 first, second and third quarters, and $30 billion for the fourth quarter for Citigroup Private Bank clients.

(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.
NM - Not meaningful
Reclassified to conform to the current presentation.

                 GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
                           THE CITIGROUP PRIVATE BANK
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Total Revenues, Net of Interest
  Expense                             $   274  $   301  $   305  $   332  $   362  $   338  $   337  $   369
Adjusted Operating Expenses               179      186      190      215      213      210      214      233
Provision for Loan Losses                   8        2        2        -       22        3       (3)       2
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                   87      113      113      117      127      125      126      134
Income Taxes                               32       42       43       44       47       46       46       49
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $    55  $    71  $    70  $    73  $    80  $    79  $    80  $    85
                                      =======  =======  =======  =======  =======  =======  =======  =======
Average Assets (in billions of
  dollars)                            $    18  $    19  $    21  $    23  $    23  $    25  $    26  $    27
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Assets                        1.24%    1.50%    1.32%    1.26%    1.40%    1.27%    1.22%    1.25%
                                      =======  =======  =======  =======  =======  =======  =======  =======
Client Business Volumes (in billions
  of dollars)                         $   119  $   125  $   128  $   140  $   144  $   149  $   154  $   153
                                      =======  =======  =======  =======  =======  =======  =======  =======

CLIENT BUSINESS VOLUMES (IN BILLIONS
  OF DOLLARS):
  Proprietary Managed Assets          $    28  $    28  $    28  $    30  $    30  $    31  $    32  $    32
  Other Assets under Fee based
    Management                              2        2        2        2        4        4        4        4
  Banking and Fiduciary Deposits           27       27       27       27       28       28       28       31
  Loans                                    17       20       23       24       25       27       27       28
  Other, Principally Custody
    Accounts                               45       48       48       57       57       59       63       58
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Client Business Volumes     $   119  $   125  $   128  $   140  $   144  $   149  $   154  $   153
                                      =======  =======  =======  =======  =======  =======  =======  =======

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee Based Revenues                $   197  $   200  $   205  $   224  $   229  $   237  $   239  $   252
  Transaction Revenues                     39       57       62       69       84       65       63       74
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Customer Revenues               236      257      267      293      313      302      302      326
Other Revenues (Principally
  Allocated Equity and Treasury
  Revenues)                                38       44       38       39       49       36       35       43
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Revenues                    $   274  $   301  $   305  $   332  $   362  $   338  $   337  $   369
                                      =======  =======  =======  =======  =======  =======  =======  =======
      United States                   $   101  $   109  $   107  $   112  $   121  $   120  $   124  $   128
      International                       173      192      198      220      241      218      213      241
                                      -------  -------  -------  -------  -------  -------  -------  -------
                                      $   274  $   301  $   305  $   332  $   362  $   338  $   337  $   369
                                      =======  =======  =======  =======  =======  =======  =======  =======

Net Credit Loss Ratio (1)               0.18%    0.05%    0.05%    0.13%    0.18%    0.05%    0.03%    0.13%

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest
  Expense                                      11%       $ 1,212  $ 1,406             16%
Adjusted Operating Expenses                     8%           770      870             13%
Provision for Loan Losses                       NM            12       24            100%
                                                         -------  -------
Core Income Before Taxes                       15%           430      512             19%
Income Taxes                                   11%           161      188             17%
                                                         -------  -------
Core Income                                    16%       $   269  $   324             20%
                                                         =======  =======
Average Assets (in billions of
  dollars)                                     17%       $    20  $    25             25%
                                                         =======  =======
Return on Assets                                           1.35%    1.30%
                                                         =======  =======
Client Business Volumes (in billions
  of dollars)                                   9%

CLIENT BUSINESS VOLUMES (IN BILLIONS
  OF DOLLARS):
  Proprietary Managed Assets                    7%
  Other Assets under Fee based
    Management                                100%
  Banking and Fiduciary Deposits               15%
  Loans                                        17%
  Other, Principally Custody
    Accounts                                    2%

    Total Client Business Volumes               9%

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee Based Revenues                         13%       $   826  $   957             16%
  Transaction Revenues                          7%           227      286             26%
                                                         -------  -------
    Total Customer Revenues                    11%         1,053    1,243             18%
Other Revenues (Principally
  Allocated Equity and Treasury
  Revenues)                                    10%           159      163              3%
                                                         -------  -------
    Total Revenues                             11%       $ 1,212  $ 1,406             16%
                                                         =======  =======
      United States                            14%       $   429  $   493             15%
      International                            10%           783      913             17%
                                                         -------  -------
                                               11%       $ 1,212  $ 1,406             16%
                                                         =======  =======
Net Credit Loss Ratio (1)

(1) The net credit loss ratio increased 8 basis points in the 2000 fourth quarter due to ICERC mandated write-offs.

NM - Not meaningful

Reclassified to conform to the current presentation.

                             INVESTMENT ACTIVITIES
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
REVENUES:
  Proprietary Investments (1)         $   103  $   219  $   289  $   191  $ 1,363  $   294  $    92  $   228
  LDC Debt Sales/Refinancing               20       18       19       21     (112)      69      354       20
  Insurance Portfolio Gains (Losses)
    (2)                                    30       37        3      131     (235)      24       49       99
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Revenues                    $   153  $   274  $   311  $   343  $ 1,016  $   387  $   495  $   347
                                      =======  =======  =======  =======  =======  =======  =======  =======

CORE INCOME:
  Proprietary Investments (1)         $    59  $   133  $   179  $   115  $   850  $   175  $    39  $   126
  LDC Debt Sales/Refinancing               13       11       11       12      (69)      42      222       12
  Insurance Portfolio Gains (Losses)
    (2)                                    17       21        4       77     (148)      17       31       65
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Core Income                 $    89  $   165  $   194  $   204  $   633  $   234  $   292  $   203
                                      =======  =======  =======  =======  =======  =======  =======  =======

PERIOD END ASSETS:
  Proprietary Investments             $ 5,200  $ 5,429  $ 6,194  $ 7,081  $ 7,804  $ 8,170  $ 7,997  $ 8,186
  LDC Debt Sales/Refinancing            3,377    3,358    3,304    3,371    3,285    3,002    2,651    2,118
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total Period End Assets           $ 8,577  $ 8,787  $ 9,498  $10,452  $11,089  $11,172  $10,648  $10,304
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
REVENUES:
  Proprietary Investments (1)                  19%       $   802  $ 1,977            147%
  LDC Debt Sales/Refinancing                   (5%)           78      331            324%
  Insurance Portfolio Gains (Losses)
    (2)                                       (24%)          201      (63)             NM
                                                         -------  -------
    Total Revenues                              1%       $ 1,081  $ 2,245            108%
                                                         =======  =======
CORE INCOME:
  Proprietary Investments (1)                  10%       $   486  $ 1,190            145%
  LDC Debt Sales/Refinancing                     -            47      207            340%
  Insurance Portfolio Gains (Losses)
    (2)                                       (16%)          119      (35)             NM
                                                         -------  -------
    Total Core Income                            -       $   652  $ 1,362            109%
                                                         =======  =======
PERIOD END ASSETS:
  Proprietary Investments                      16%
  LDC Debt Sales/Refinancing                  (37%)

    Total Period End Assets                    (1%)


(1) Includes Venture Capital Activities and certain other corporate investments.

(2) Represents gains (losses) on investments held by insurance companies managed by The Travelers Insurance business.

NM - Not meaningful

Reclassified to conform to the current presentation.

                                GLOBAL CONSUMER
                         GLOBAL CARDS SUPPLEMENTAL DATA
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
Adjusted Revenues, Net of Interest
  Expense                             $ 2,884  $ 2,924  $ 2,933  $ 3,089  $ 3,112  $ 3,157  $ 3,322  $ 3,515
Adjusted Operating Expenses             1,148    1,163    1,167    1,203    1,258    1,283    1,314    1,343
Adjusted Provision for Loan Losses
  (1)                                   1,125    1,147    1,096    1,098    1,098    1,058    1,055    1,162
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income Before Taxes                  611      614      670      788      756      816      953    1,010
Income Taxes                              226      228      248      287      278      300      346      357
                                      -------  -------  -------  -------  -------  -------  -------  -------
Core Income                           $   385  $   386  $   422  $   501  $   478  $   516  $   607  $   653
                                      =======  =======  =======  =======  =======  =======  =======  =======
Managed Average Assets (in billions
  of dollars)                         $    92  $    93  $    95  $    96  $   100  $   104  $   111  $   115
                                      =======  =======  =======  =======  =======  =======  =======  =======
Return on Managed Assets                1.70%    1.66%    1.76%    2.07%    1.92%    2.00%    2.18%    2.26%
                                      =======  =======  =======  =======  =======  =======  =======  =======

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables     $  90.1  $  91.7  $  92.7  $  97.0  $  98.4  $ 104.9  $ 110.2  $ 115.8
Total EOP Open Accounts (in
  millions)                              80.8     81.3     84.7     87.9     90.6     96.3    102.3    104.0
Total Sales                           $  50.7  $  56.0  $  57.1  $  60.6  $  60.0  $  67.8  $  67.8  $  69.4
Coincident Net Credit Loss Ratio %      5.12%    5.05%    4.72%    4.68%    4.57%    4.22%    3.90%    4.19%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                       $   330  $   338  $   362  $   406  $   382  $   390  $   494  $   529
  International                            55       48       60       95       96      126      113      124
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $   385  $   386  $   422  $   501  $   478  $   516  $   607  $   653
                                      =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE LOANS
  North America                       $  78.6  $  81.0  $  81.8  $  82.8  $  86.3  $  90.1  $  96.6  $ 100.8
  International                           9.0      9.2      9.4      9.6     10.1     10.3     10.5     10.5
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  87.6  $  90.2  $  91.2  $  92.4  $  96.4  $ 100.4  $ 107.1  $ 111.3
                                      =======  =======  =======  =======  =======  =======  =======  =======

TOTAL EOP OPEN ACCOUNTS (IN
  MILLIONS)
  North America                          70.8     71.1     74.3     77.7     79.5     84.9     90.5     91.8
  International                          10.0     10.2     10.4     10.2     11.1     11.4     11.8     12.2
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                                80.8     81.3     84.7     87.9     90.6     96.3    102.3    104.0
                                      =======  =======  =======  =======  =======  =======  =======  =======

TOTAL SALES
  North America                       $  43.7  $  48.6  $  49.5  $  53.0  $  51.6  $  58.7  $  58.5  $  60.0
  International                           7.0      7.4      7.6      7.6      8.4      9.1      9.3      9.4
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $  50.7  $  56.0  $  57.1  $  60.6  $  60.0  $  67.8  $  67.8  $  69.4
                                      =======  =======  =======  =======  =======  =======  =======  =======

NET CREDIT LOSSES (IN MILLIONS OF
  DOLLARS):
  North America                       $   986  $ 1,006  $   968  $   992  $   990  $   961  $   956  $ 1,080
  International                           120      129      118       99      105       93       94       93
                                      -------  -------  -------  -------  -------  -------  -------  -------
    Total                             $ 1,106  $ 1,135  $ 1,086  $ 1,091  $ 1,095  $ 1,054  $ 1,050  $ 1,173
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
Adjusted Revenues, Net of Interest
  Expense                                      14%       $11,830  $13,106             11%
Adjusted Operating Expenses                    12%         4,681    5,198             11%
Adjusted Provision for Loan Losses
  (1)                                           6%         4,466    4,373             (2%)
                                                         -------  -------
Core Income Before Taxes                       28%         2,683    3,535             32%
Income Taxes                                   24%           989    1,281             30%
                                                         -------  -------
Core Income                                    30%       $ 1,694  $ 2,254             33%
                                                         =======  =======
Managed Average Assets (in billions
  of dollars)                                  20%       $    94  $   108             15%
                                                         =======  =======
Return on Managed Assets                                   1.80%    2.09%
                                                         =======  =======
KEY INDICATORS
(in billions of dollars)
End of Period Managed Receivables              19%
Total EOP Open Accounts (in
  millions)                                    18%
Total Sales                                    15%
Coincident Net Credit Loss Ratio %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                30%       $ 1,436  $ 1,795             25%
  International                                31%           258      459             78%
                                                         -------  -------
    Total                                      30%       $ 1,694  $ 2,254             33%
                                                         =======  =======
AVERAGE LOANS
  North America                                22%       $  81.1  $  93.5             15%
  International                                 9%           9.3     10.4             12%
                                                         -------  -------
    Total                                      20%       $  90.4  $ 103.9             15%
                                                         =======  =======
TOTAL EOP OPEN ACCOUNTS (IN
  MILLIONS)
  North America                                18%
  International                                20%

    Total                                      18%

TOTAL SALES
  North America                                13%       $ 194.8  $ 228.8             17%
  International                                24%          29.6     36.2             22%
                                                         -------  -------
    Total                                      15%       $ 224.4  $ 265.0             18%
                                                         =======  =======
NET CREDIT LOSSES (IN MILLIONS OF
  DOLLARS):
  North America                                 9%       $ 3,952  $ 3,987              1%
  International                                (6%)          466      385            (17%)
                                                         -------  -------
    Total                                       8%       $ 4,418  $ 4,372             (1%)
                                                         =======  =======

(1) On a managed basis.

Reclassified to conform to the current presentation.

                       GLOBAL CORPORATES AND INSTITUTIONS
                   SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
                            (In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
PRODUCT VIEW
  TOTAL REVENUE
    Global Corporate Finance (1)      $ 3,474  $ 3,206  $ 2,624  $ 2,961  $ 3,861  $ 3,612  $ 3,683  $ 3,548
    Transaction Services (2)              699      714      749      770      825      878      911      924
    Private Client                      1,404    1,458    1,466    1,605    1,916    1,690    1,681    1,628
    CitiCapital                           234      245      246      225      275      288      301      302
    Commercial Lines                    1,659    1,696    1,718    1,742    1,719    1,788    1,928    2,062
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Total Corporates and Institutions   $ 7,470  $ 7,319  $ 6,803  $ 7,303  $ 8,596  $ 8,256  $ 8,504  $ 8,464
                                      =======  =======  =======  =======  =======  =======  =======  =======

  CORE INCOME
    Global Corporate Finance (1)      $   888  $   771  $   601  $   757  $ 1,119  $   872  $   867  $   817
    Transaction Services (2)               44       44       55       59      104      142      148      130
    Private Client                        212      226      216      264      359      254      250      207
    CitiCapital                            47       52       53       34       57        9        9     (146)
    Commercial Lines                      196      212      265      211      247      272      317      257
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Total Corporates and Institutions   $ 1,387  $ 1,305  $ 1,190  $ 1,325  $ 1,886  $ 1,549  $ 1,591  $ 1,265
                                      =======  =======  =======  =======  =======  =======  =======  =======

REGIONAL VIEW
  TOTAL REVENUE
    JENA (3)                          $ 6,247  $ 6,082  $ 5,600  $ 6,140  $ 7,170  $ 6,826  $ 7,085  $ 7,040
    Emerging Markets                    1,223    1,237    1,203    1,163    1,426    1,430    1,419    1,424
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Total Corporates and Institutions   $ 7,470  $ 7,319  $ 6,803  $ 7,303  $ 8,596  $ 8,256  $ 8,504  $ 8,464
                                      =======  =======  =======  =======  =======  =======  =======  =======

  CORE INCOME
    JENA (3)                          $ 1,074  $   990  $   854  $ 1,064  $ 1,465  $ 1,168  $ 1,184  $   845
    Emerging Markets                      313      315      336      261      421      381      407      420
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Total Corporates and Institutions   $ 1,387  $ 1,305  $ 1,190  $ 1,325  $ 1,886  $ 1,549  $ 1,591  $ 1,265
                                      =======  =======  =======  =======  =======  =======  =======  =======

TRADING RELATED REVENUE BY PRODUCT
    Fixed Income                      $   851  $   582  $   443  $   434  $   695  $   533  $   716  $   425
    Equities                              292      395      292      312      508      436      391      394
    Foreign Exchange                      440      313      316      336      339      352      220      332
    All Other                             305      134      (51)      94      104       63       82       52
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Total Trading Related Revenue       $ 1,888  $ 1,424  $ 1,000  $ 1,176  $ 1,646  $ 1,384  $ 1,409  $ 1,203
                                      =======  =======  =======  =======  =======  =======  =======  =======

TRADING RELATED REVENUE BY INCOME
  STATEMENT LINE
    Principal Transactions              1,647    1,114      816      986    1,512    1,250    1,394    1,119
    Net Interest Revenue                  241      310      184      190      134      134       15       84
                                      -------  -------  -------  -------  -------  -------  -------  -------
  Total Trading Related Revenue       $ 1,888  $ 1,424  $ 1,000  $ 1,176  $ 1,646  $ 1,384  $ 1,409  $ 1,203
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
PRODUCT VIEW
  TOTAL REVENUE
    Global Corporate Finance (1)               20%       $12,265  $14,704             20%
    Transaction Services (2)                   20%         2,932    3,538             21%
    Private Client                              1%         5,933    6,915             17%
    CitiCapital                                34%           950    1,166             23%
    Commercial Lines                           18%         6,815    7,497             10%
                                                         -------  -------
  Total Corporates and Institutions            16%       $28,895  $33,820             17%
                                                         =======  =======
  CORE INCOME
    Global Corporate Finance (1)                8%       $ 3,017  $ 3,675             22%
    Transaction Services (2)                  120%           202      524            159%
    Private Client                            (22%)          918    1,070             17%
    CitiCapital                                 NM           186      (71)             NM
    Commercial Lines                           22%           884    1,093             24%
                                                         -------  -------
  Total Corporates and Institutions            (5%)      $ 5,207  $ 6,291             21%
                                                         =======  =======
REGIONAL VIEW
  TOTAL REVENUE
    JENA (3)                                   15%       $24,069  $28,121             17%
    Emerging Markets                           22%         4,826    5,699             18%
                                                         -------  -------
  Total Corporates and Institutions            16%       $28,895  $33,820             17%
                                                         =======  =======
  CORE INCOME
    JENA (3)                                  (21%)      $ 3,982  $ 4,662             17%
    Emerging Markets                           61%         1,225    1,629             33%
                                                         -------  -------
  Total Corporates and Institutions            (5%)      $ 5,207  $ 6,291             21%
                                                         =======  =======
TRADING RELATED REVENUE BY PRODUCT
    Fixed Income                               (2%)      $ 2,310  $ 2,369              3%
    Equities                                   26%         1,291    1,729             34%
    Foreign Exchange                           (1%)        1,405    1,243            (12%)
    All Other                                 (45%)          482      301            (38%)
                                                         -------  -------
  Total Trading Related Revenue                 2%       $ 5,488  $ 5,642              3%
                                                         =======  =======
TRADING RELATED REVENUE BY INCOME
  STATEMENT LINE
    Principal Transactions                     13%         4,563    5,275             16%
    Net Interest Revenue                      (56%)          925      367            (60%)
                                                         -------  -------
  Total Trading Related Revenue                 2%       $ 5,488  $ 5,642              3%
                                                         =======  =======

(1) Global Corporate Finance includes Global Fixed Income, FX and Structured Products, Global Equities, Global Investment Banking, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Phibro, Robinson Humphrey, Municipals & Stock Loans.

(2) Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.

(3) JENA includes Japan, Western Europe and North America.

NM Not meaningful

Reclassified to conform to the current presentation.

CITIGROUP EMERGING MARKETS - EXCLUDING INVESTMENT ACTIVITIES
(In millions of dollars)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
REVENUE
  Asia                                $   960  $ 1,048  $ 1,033  $ 1,021  $ 1,196  $ 1,150  $ 1,110  $ 1,114
  Latin America                         1,105    1,044    1,009    1,046    1,163    1,148    1,087    1,170
  CEEMEA                                  312      367      442      401      450      485      540      579
  Other                                    (2)       6        7       24       29       32       34       34
                                      -------  -------  -------  -------  -------  -------  -------  -------

    TOTAL                             $ 2,375  $ 2,465  $ 2,491  $ 2,492  $ 2,838  $ 2,815  $ 2,771  $ 2,897
                                      =======  =======  =======  =======  =======  =======  =======  =======

CORE INCOME
  Asia                                $   172  $   226  $   227  $   164  $   309  $   297  $   281  $   268
  Latin America                           264      196      177      215      269      228      212      239
  CEEMEA                                   48       65      106       77      115      110      128      138
  Other                                   (23)     (10)      24        7        7       (5)      21       41
                                      -------  -------  -------  -------  -------  -------  -------  -------

    TOTAL                             $   461  $   477  $   534  $   463  $   700  $   630  $   642  $   686
                                      =======  =======  =======  =======  =======  =======  =======  =======

CORE INCOME
  ASIA:
    Global Consumer (1)               $    81  $    83  $    83  $    80  $   140  $   138  $   138  $   133
    Corporates & Institutions              87      132      132       76      148      145      133      127
    Global Investment Management &
      Private Banking                       4       11       12        8       21       14       10        8
                                      -------  -------  -------  -------  -------  -------  -------  -------

      TOTAL ASIA                      $   172  $   226  $   227  $   164  $   309  $   297  $   281  $   268
                                      =======  =======  =======  =======  =======  =======  =======  =======

  LATIN AMERICA:
    Global Consumer (1)               $    46  $    40  $    52  $    81  $    67  $    43  $    35  $    72
    Corporates & Institutions             202      132      103      108      173      147      145      136
    Global Investment Management &
      Private Banking                      16       24       22       26       29       38       32       31
                                      -------  -------  -------  -------  -------  -------  -------  -------
      TOTAL LATIN AMERICA             $   264  $   196  $   177  $   215  $   269  $   228  $   212  $   239
                                      =======  =======  =======  =======  =======  =======  =======  =======

  CEEMEA:
    Global Consumer (1)               $     1  $     4  $    26  $     8  $    15  $    16  $    16  $    13
    Corporates & Institutions              47       61       77       70       93       94      108      116
    Global Investment Management &
      Private Banking                       -        -        3       (1)       7        -        4        9
                                      -------  -------  -------  -------  -------  -------  -------  -------

      TOTAL CEEMEA                    $    48  $    65  $   106  $    77  $   115  $   110  $   128  $   138
                                      =======  =======  =======  =======  =======  =======  =======  =======

  OTHER                               $   (23) $   (10) $    24  $     7  $     7  $    (5) $    21  $    41
                                      =======  =======  =======  =======  =======  =======  =======  =======

  EMERGING MARKETS:
    Global Consumer (1)               $   128  $   127  $   161  $   169  $   222  $   197  $   189  $   218
    Corporates & Institutions             313      315      336      261      421      381      407      420
    Global Investment Management &
      Private Banking                      20       35       37       33       57       52       46       48
                                      -------  -------  -------  -------  -------  -------  -------  -------
      TOTAL EMERGING MARKETS          $   461  $   477  $   534  $   463  $   700  $   630  $   642  $   686
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
REVENUE
  Asia                                          9%       $ 4,062  $ 4,570             13%
  Latin America                                12%         4,204    4,568              9%
  CEEMEA                                       44%         1,522    2,054             35%
  Other                                        42%            35      129            269%
                                                         -------  -------
    TOTAL                                      16%       $ 9,823  $11,321             15%
                                                         =======  =======

CORE INCOME
  Asia                                         63%       $   789  $ 1,155             46%
  Latin America                                11%           852      948             11%
  CEEMEA                                       79%           296      491             66%
  Other                                       486%            (2)      64              NM
                                                         -------  -------
    TOTAL                                      48%       $ 1,935  $ 2,658             37%
                                                         =======  =======

CORE INCOME
  ASIA:
    Global Consumer (1)                        66%       $   327  $   549             68%
    Corporates & Institutions                  67%           427      553             30%
    Global Investment Management &
      Private Banking                            -            35       53             51%
                                                         -------  -------
      TOTAL ASIA                               63%       $   789  $ 1,155             46%
                                                         =======  =======
  LATIN AMERICA:
    Global Consumer (1)                       (11%)      $   219  $   217             (1%)
    Corporates & Institutions                  26%           545      601             10%
    Global Investment Management &
      Private Banking                          19%            88      130             48%
                                                         -------  -------
      TOTAL LATIN AMERICA                      11%       $   852  $   948             11%
                                                         =======  =======
  CEEMEA:
    Global Consumer (1)                        63%       $    39  $    60             54%
    Corporates & Institutions                  66%           255      411             61%
    Global Investment Management &
      Private Banking                           NM             2       20              NM
                                                         -------  -------
      TOTAL CEEMEA                             79%       $   296  $   491             66%
                                                         =======  =======

  OTHER                                       486%       $    (2) $    64              NM
                                                         =======  =======
  EMERGING MARKETS:
    Global Consumer (1)                        29%       $   585  $   826             41%
    Corporates & Institutions                  61%         1,225    1,629             33%
    Global Investment Management &
      Private Banking                          45%           125      203             62%
                                                         -------  -------
      TOTAL EMERGING MARKETS                   48%       $ 1,935  $ 2,658             37%
                                                         =======  =======

     (1) Includes Associates.

     NM - Notmeaningful

     Reclassified to conformtothe current presentation.

                            GLOBAL WEALTH MANAGEMENT
                               SUPPLEMENTAL DATA
                            (IN MILLIONS OF DOLLARS)

                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q       4Q
                                       1999     1999     1999     1999     2000     2000     2000     2000
                                      -------  -------  -------  -------  -------  -------  -------  -------
REVENUES

  Private Client                      $ 1,404  $ 1,458  $ 1,466  $ 1,605  $ 1,916  $ 1,690  $ 1,681  $ 1,628
  Citigroup Asset Management              355      358      371      408      436      479      490      486
  The Citigroup Private Bank              274      301      305      332      362      338      337      369
  Global Consumer Investment, Life
    Insurance & Annuity Products        1,301    1,424    1,423    1,484    1,670    1,620    1,531    1,616
                                      -------  -------  -------  -------  -------  -------  -------  -------

  TOTAL GLOBAL WEALTH MANAGEMENT      $ 3,334  $ 3,541  $ 3,565  $ 3,829  $ 4,384  $ 4,127  $ 4,039  $ 4,099
                                      =======  =======  =======  =======  =======  =======  =======  =======

CORE INCOME

  Private Client                      $   212  $   226  $   216  $   264  $   359  $   254  $   250  $   207
  Citigroup Asset Management               81       84       84       78       94       92       95       78
  The Citigroup Private Bank               55       71       70       73       80       79       80       85
  Global Consumer Investment, Life
    Insurance & Annuity Products          255      299      290      265      349      347      331      347
                                      -------  -------  -------  -------  -------  -------  -------  -------

  TOTAL GLOBAL WEALTH MANAGEMENT      $   603  $   680  $   660  $   680  $   882  $   772  $   756  $   717
                                      =======  =======  =======  =======  =======  =======  =======  =======

  CLIENT BUSINESS VOLUMES
  (IN BILLIONS OF DOLLARS)

  Private Client - Client Assets      $   816  $   852  $   845  $   965  $ 1,032  $ 1,032  $ 1,047  $   977
  Citigroup Asset Management -
    Assets Under Management               351      360      364      377      388      389      397      401
  PBG - Client Business Volumes           119      125      128      140      144      149      154      153
  Global Consumer Investment, Life
    Insurance & Annuity Products          546      560      560      578      593      599      608      608
  Less Cross-Sell Volumes Included
    Above                                (263)    (269)    (268)    (280)    (294)    (300)    (309)    (308)
                                      -------  -------  -------  -------  -------  -------  -------  -------

  TOTAL CLIENT BUSINESS VOLUMES       $ 1,569  $ 1,628  $ 1,629  $ 1,780  $ 1,863  $ 1,869  $ 1,897  $ 1,831
                                      =======  =======  =======  =======  =======  =======  =======  =======

                                         4Q 2000 VS.       YTD      YTD       YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/    4Q       4Q     YTD 4Q 1999 INCREASE/
                                         (DECREASE)       1999     2000         (DECREASE)
                                      -----------------  -------  -------  ---------------------
REVENUES
  Private Client                                1%       $ 5,933  $ 6,915             17%
  Citigroup Asset Management                   19%         1,492    1,891             27%
  The Citigroup Private Bank                   11%         1,212    1,406             16%
  Global Consumer Investment, Life
    Insurance & Annuity Products                9%         5,632    6,437             14%
                                                         -------  -------
  TOTAL GLOBAL WEALTH MANAGEMENT                7%       $14,269  $16,649             17%
                                                         =======  =======
CORE INCOME
  Private Client                              (22%)      $   918  $ 1,070             17%
  Citigroup Asset Management                    -            327      359             10%
  The Citigroup Private Bank                   16%           269      324             20%
  Global Consumer Investment, Life
    Insurance & Annuity Products               31%         1,109    1,374             24%
                                                         -------  -------
  TOTAL GLOBAL WEALTH MANAGEMENT                5%       $ 2,623  $ 3,127             19%
                                                         =======  =======
  CLIENT BUSINESS VOLUMES (IN
    BILLIONS OF DOLLARS)
  Private Client - Client Assets                1%       $   965  $   977              1%
  Citigroup Asset Management -
    Assets Under Management                     6%           377      401              6%
  PBG - Client Business Volumes                 9%           140      153              9%
  Global Consumer Investment, Life
    Insurance & Annuity Products                5%           578      608              5%
  Less Cross-Sell Volumes Included
    Above                                      10%          (280)    (308)            10%
                                                         -------  -------
  TOTAL CLIENT BUSINESS VOLUMES                 3%       $ 1,780  $ 1,831              3%
                                                         =======  =======

Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.


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